                                                                   EXHIBIT 4.19

--------------------------------------------------------------------------------



                     REVLON CONSUMER PRODUCTS CORPORATION


                                --------------



                             AMENDED AND RESTATED
                          COLLATERAL AGENCY AGREEMENT

                           dated as of May 30, 1997
                       and further amended and restated
                            as of November 30, 2001

                                --------------



                             JPMORGAN CHASE BANK,
                                 as Bank Agent

                             JPMORGAN CHASE BANK,
                            as Administrative Agent

                           WILMINGTON TRUST COMPANY,
                                  as Trustee

                                      and

                           WILMINGTON TRUST COMPANY,
                           as Note Collateral Agent




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



                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
1.       DEFINITIONS AND OTHER MATTERS............................................................................2

         1.1      Definitions.....................................................................................2

         1.2      Construction of References.....................................................................15

         1.3      Acts by Holders of Secured Obligations.........................................................15

         1.4      Determination of Amounts of Secured Obligations................................................16

2.       AUTHORITY OF ADMINISTRATIVE AGENT.......................................................................17

         2.1      General Authority of the Administrative Agent under the First Lien Documents...................17

         2.2      Right to Initiate Judicial Proceedings.........................................................17

         2.3      Right to Appoint a Receiver....................................................................18

         2.4      Exercise of Powers.............................................................................18

         2.5      Remedies Not Exclusive.........................................................................18

         2.6      Limitation on Administrative Agent's Duty in Respect of Collateral.............................19

         2.7      Limitations on Powers..........................................................................19

3.       AUTHORITY OF NOTE COLLATERAL AGENT......................................................................19

         3.1      General Authority of the Note Collateral Agent under the Second Lien Documents.................19

         3.2      Right to Initiate Judicial Proceedings.........................................................20

         3.3      Right to Appoint a Receiver....................................................................20

         3.4      Exercise of Powers.............................................................................21

         3.5      Remedies Not Exclusive.........................................................................21

         3.6      Limitation on Note Collateral Agent's Duty in Respect of Collateral............................21

         3.7      Limitations on Powers..........................................................................22

4.       PROCEEDS; PAYMENTS BY ADMINISTRATIVE AGENT..............................................................22

         4.1      Collateral Account.............................................................................22


                                      i



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                                                                                                                ----
         4.2      Application of Proceeds........................................................................23

         4.3      Amounts of Secured Obligations.................................................................26

         4.4      Time and Manner of Making Payments.............................................................27

         4.5      Investment of Monies...........................................................................27

         4.6      Obligation of Holders of the Secured Obligations...............................................27

         4.7      Contingent Obligations.........................................................................27

         4.8      Additional Collateral Account..................................................................28

         4.9      Temporary Investment Account...................................................................28

5.       ACKNOWLEDGEMENTS........................................................................................29

         5.1      Priority of Liens..............................................................................29

         5.2      Rights in Collateral...........................................................................30

         5.3      Obligations Unconditional......................................................................33

         5.4      Waiver of Claims...............................................................................33

         5.5      Waiver and Estoppel............................................................................33

         5.6      Limitation by Law..............................................................................34

         5.7      Rights of Parties in Respect of Secured Obligations............................................34

         5.8      Provisions Define Relative Rights..............................................................34

         5.9      Powers Coupled With An Interest................................................................35

6.       AGREEMENTS WITH ADMINISTRATIVE AGENT AND NOTE COLLATERAL AGENT..........................................35

         6.1      Delivery of Sharing Acknowledgements...........................................................35

         6.2      Information as to Bank Agent, Trustee and Other Holders of Secured Obligations.................35

         6.3      Compensation and Expenses......................................................................36

         6.4      Stamp and Other Similar Taxes..................................................................36

         6.5      Filing Fees, Excise Taxes, Etc.................................................................36

         6.6      Indemnification................................................................................36


                                      ii



                                                                                                                PAGE
                                                                                                                ----
         6.7      Liens for Collateral Fees......................................................................37

         6.8      Further Assurances.............................................................................37

7.       CONCERNING THE ADMINISTRATIVE AGENT AND THE NOTE COLLATERAL AGENT.......................................38

         7.1      Acceptance of Duties...........................................................................38

         7.2      Exculpatory Provisions.........................................................................38

         7.3      Delegation of Duties...........................................................................39

         7.4      Reliance by Agents; etc........................................................................39

         7.5      Limitations on Duties of Agents................................................................40

         7.6      Monies to be Held Hereunder....................................................................41

         7.7      Resignation and Removal of the Agents..........................................................41

         7.8      Status of Successor Agents.....................................................................43

         7.9      Merger of the Agents...........................................................................44

         7.10     Co-Agents; Separate Agents.....................................................................44

         7.11     Treatment of Payee or Indorsee by Administrative Agent; Representatives of Holders of Secured
                  Obligations....................................................................................47

8.       AMENDMENTS, RELEASES AND OTHER ACTIONS..................................................................48

         8.1      Directions and Consents by Controlling Party...................................................48

         8.2      No Individual Action, etc......................................................................49

         8.3      Condition on Duty to Act.......................................................................49

         8.4      Release of First Liens on Collateral...........................................................49

         8.5      Release of Second Liens on Collateral..........................................................50

9.       NOTICES.................................................................................................52

         9.1      Manner and Method of Giving Notices............................................................52

         9.2      Copies of Notices to be Sent by Agents.........................................................52

10.      MISCELLANEOUS...........................................................................................53


                                     iii



                                                                                                                PAGE
                                                                                                                ----
         10.1     Binding Effect.................................................................................53

         10.2     No Waivers.....................................................................................53

         10.3     Amendments, Supplements, Waivers and Consents..................................................53

         10.4     Headings.......................................................................................55

         10.5     Severability...................................................................................55

         10.6     Termination....................................................................................55

         10.7     No Effect on Terms of Credit Agreement or Indenture............................................56

         10.8     Successors and Assigns.........................................................................56

         10.9     Counterparts...................................................................................56

         10.10    GOVERNING LAW..................................................................................56



Schedule and Exhibit

Schedule I        Comparable Second Lien Documents

Exhibit A         Form of Amendment Certificate

               AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT


                   AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT, dated as of May 30, 1997 and as further amended and restated as of November 30, 2001, among REVLON CONSUMER PRODUCTS CORPORATION, a Delaware corporation (the "Company"); JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity and as further defined below, the "Bank Agent") under the Credit Agreement (as hereinafter defined) for the Lenders (as hereinafter defined); JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity and as further defined below, the "Administrative Agent") under the First Lien Documents (as hereinafter defined) for the holders of the Bank Obligations (as hereinafter defined); WILMINGTON TRUST COMPANY, as trustee (in such capacity and as further defined below, the "Trustee") for the holders of the Notes (as hereinafter defined); and WILMINGTON TRUST COMPANY, as collateral agent (in such capacity and as further defined below, the "Note Collateral Agent") under the Second Lien Documents for the holders of the Note Obligations (as hereinafter defined).

                             W I T N E S S E T H :
                              - - - - - - - - - -

                   WHEREAS, in connection with the Amended and Restated Credit Agreement, dated as of May 30, 1997 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the "Existing Credit Agreement"), among the Company, certain of its subsidiaries, the lenders parties thereto and the Bank Agent, (a) the Company has executed and delivered the Amended and Restated Collateral Agency Agreement (Bank Obligations), dated as of May 30, 1997 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the "Existing Collateral Agency Agreement"), with the Administrative Agent and (b) the Company, certain of its subsidiaries and Revlon, Inc., a Delaware corporation and the immediate parent company of the Company ("Revlon"), have executed and delivered mortgage, pledge and security documents pursuant to which they granted to the Administrative Agent, for the benefit of the holders of the Bank Obligations (as defined in the Existing Collateral Agency Agreement), a first priority lien on the Collateral (as hereinafter defined);

                   WHEREAS, in connection with the Indenture, dated as of November 30, 2001 (as amended, restated, supplemented, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time (and whether or not with the original trustee and noteholders or another trustee or trustee or other noteholders and whether provided under such indenture, any other indenture or any other agreement and whether for a greater or lesser amount), the "Indenture"), between the Company and the Trustee relating to the Company's 12% Senior Secured Notes due 2005 (together with any successor or replacement notes that refinance such notes in whole or in part or any additional notes issued pursuant to the Indenture, the "Notes"), the Company, certain of its subsidiaries and Revlon have executed and delivered mortgage, pledge and security documents pursuant to which they granted to the Note Collateral Agent, for the benefit of the holders of the Note Obligations, a second priority lien on the Collateral;

                  WHEREAS, the Existing Credit Agreement has been amended and restated pursuant to the Second Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time (and whether or not with the original administrative agent and lenders or another administrative agent or agents or other lenders and whether provided under such credit agreement, any other credit agreement, any indenture or any other agreement and whether for a greater or lesser amount), the "Credit Agreement"), among the Company, certain of its subsidiaries (the "Local Borrowing Subsidiaries"), the Lenders and the Bank Agent;

                   WHEREAS, in connection with the Indenture and such amendment and restatement of the Existing Credit Agreement, the Company has requested that the Existing Collateral Agency Agreement be amended and restated upon the terms set forth herein;

                   WHEREAS, each party hereto is agreeable to such requested amendment and restatement, but only upon the terms and subject to the conditions set forth herein; and

                   WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans and other extensions of credit to the Company and the Local Borrowing Subsidiaries (collectively, and together with any other future borrowers under the Credit Agreement, the "Borrowers") under the Credit Agreement, and to the obligation of the Indenture Noteholders (as hereinafter defined) to purchase the Notes or, as the case may be, to the right of the Company to a release of the proceeds of the Notes from escrow, that the Company (for itself and the other Grantors), the Administrative Agent, the Trustee and the Note Collateral Agent shall have executed this Agreement;

                   NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereby agree that the Existing Collateral Agency Agreement shall be and hereby is amended and restated in its entirety as follows:

1.       DEFINITIONS AND OTHER MATTERS.

      1.1 Definitions. Unless otherwise defined herein, the following terms shall have the meanings set forth below:

            "Acceptable Assignee Rating" shall mean, for purposes of clause
      (a) of the definition of the term "Eligible Institution", a commercial bank having a credit rating from S&P and Moody's in respect of (X) its long term bank deposits or (Y) if no such debt has a rating from such agencies which is then published and in effect, its long term debt or
      (Z) if neither of the foregoing types of debt have ratings from such agencies which are then published and in effect, the long term debt of its holding company, which credit rating shall be (a) BBB or better, in the case of S&P and (b) Baa2 or better, in the case of Moody's. Notwithstanding the foregoing, if the foregoing debt of the relevant commercial bank or its holding company, as the case may be, is rated only by one of S&P and Moody's and such rating is not worse than the rating described for such rating agency in the immediately foregoing sentence, such commercial bank shall be deemed to have an Acceptable Assignee Rating;

            "Act" shall have the meaning set forth in Section 1.3 hereof;

            "Actionable Event" shall mean the failure by the Company or any other Borrower to pay the Principal Amount due on any Secured Obligations on the stated maturity thereof or on any other date when the Principal Amount of any Secured Obligations shall have been declared or become due and payable;

            "Additional Collateral Account" shall have the meaning set forth in Section 4.8 hereof;

            "Additional Temporary Investment Account" shall have the meaning set forth in Section 4.9(f) hereof;

            "Administrative Agent" shall mean (a) JPMorgan Chase Bank and any successors thereof appointed in accordance with the terms of this Agreement, in each case as administrative agent for the holders of the Bank Obligations, or (b) under the circumstances set forth in Section 5.2(e), the Note Collateral Agent, provided that, notwithstanding the foregoing clause (b), the Note Collateral Agent shall not be deemed to be the "Administrative Agent" for purposes of the recitals hereto, Sections 2 and 7 hereof (other than Section 7.11) or any Guarantees (as defined in the Credit Agreement);

            "Agreement" shall mean this Collateral Agency Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time;

            "Asset Disposition Covenant" shall have the meaning set forth in
      Section 4.9(b) hereof;

            "Bank Agent" shall mean JPMorgan Chase Bank and any successors thereof appointed in accordance with the terms of the Credit Agreement, in each case as administrative agent for the Lenders;

            "Bank Obligation Documents" shall mean, collectively, the documents and instruments governing or evidencing the Bank Obligations and shall include, without limitation, the Credit Agreement, the First Lien Documents, this Agreement and the other Credit Documents;

            "Bank Obligations" shall mean all present and future:

                    (a) unpaid principal of, premium, if any, and interest on
            (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of any Grantor to the Administrative Agent, to the Bank Agent or to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any other Credit Document, the Letters of Credit or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, premium, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent, to the Bank Agent or to any Lender that are required to be paid by any Grantor pursuant to the Credit Agreement) or otherwise (all of the obligations and Indebtedness referred to in this clause (a), the "Credit Agreement Obligations");

                    (b) Eligible Obligations of the Company owing to one or
            more Lenders (or affiliates thereof) or other Eligible Institutions and guarantees by the Company of Eligible Obligations of its Subsidiaries; and

                    (c) Eligible Obligations of the Company owing to any other
            Persons and Eligible Obligations of the Company's Subsidiaries that are not guaranteed by the Company, provided that, for so long as any Credit Agreement is in effect, no Eligible Obligations referred to in this clause (c) shall constitute Bank Obligations unless the Bank Agent has consented thereto;

            "Bankruptcy Event of Default" shall mean any of the following:

                    (a) Revlon, the Company or any of its Subsidiaries shall
            commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or

                    (b) there shall be commenced against Revlon, the Company
            or any of its Subsidiaries any such case, proceeding or other action referred to in clause (a) which results in the entry of an order for relief or any such adjudication or appointment remains undismissed, undischarged or unbonded for a period of 60 days; or

                    (c) there shall be commenced against Revlon, the Company
            or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof;

            "Borrowing Subsidiaries" shall have the meaning set forth in the recitals hereto;

            "Borrowers" shall have the meaning set forth in the recitals hereto;

            "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Wilmington, Delaware are authorized or required by law to close;

            "Cash Equivalents" shall mean (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause
      (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by S&P or P-2 by Moody's, (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States or by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition, (g) shares of money market mutual or similar funds having assets in excess of $250,000,000 and which invest exclusively in assets satisfying the requirements of clause (a) of this definition or (h) shares of money market mutual or similar funds having assets in excess of $500,000,000 and which invest exclusively in assets satisfying the requirements of clauses (b) through (f) of this definition;

            "Collateral" shall mean, collectively, the collateral from time to time pledged pursuant to either the First Lien Documents or the Second Lien Documents, whether such collateral is in existence on the date hereof or is hereafter acquired or created;

            "Collateral Account" shall have the meaning set forth in Section
      4.1 hereof;

            "Collateral Document" shall mean, collectively, the First Lien Documents and the Second Lien Documents;

            "Collateral Estate" shall mean, collectively, the First Collateral Estate and the Second Collateral Estate;

            "Collateral Fees" shall mean all fees, costs and expenses of the types described in Sections 6.3, 6.4, 6.5 and 6.6 hereof;

            "Collateral Proceeds" shall have the meaning set forth in Section 4.2(b) hereof;

            "Company" shall have the meaning set forth in the preamble hereto;

            "Comparable Second Lien Document" means, in relation to any Collateral subject to any First Lien Document, that Second Lien Document which creates a security interest in the same Collateral, granted by the same Grantor. For the avoidance of doubt with respect to the First Lien Documents and Second Lien Documents in effect on the date hereof, the Comparable Second Lien Document in relation to the relevant First Lien Document is identified in Schedule I hereto;

            "Controlling Party" shall mean, at the time when any action is taken or is required to be taken by the Controlling Party, (a) at any time when the Credit Agreement is in effect, (i) with respect to Collateral subject to the lien of the First Lien Documents (whether or not also subject to the lien of the Second Lien Documents), the Bank Agent, and (ii) with respect to Collateral not subject to the lien of the First Lien Documents, the Trustee, (b) at any time when there are documents or instruments governing or evidencing Eligible Obligations in effect and no Credit Agreement is in effect, (i) with respect to Collateral subject to the lien of the First Lien Documents (whether or not also subject to the lien of the Second Lien Documents), the Administrative Agent or such other Person as may be selected by the holders of a majority in Principal Amount of such Eligible Obligations, acting as provided in Section 1.3, and (ii) with respect to Collateral not subject to the lien of the First Lien Documents, the Trustee, (c) at any time when the Indenture is in effect and neither the Credit Agreement nor any of the other documents or instruments referred to in clause (b) are in effect, the Trustee and (d) at any time when there are documents or instruments governing or evidencing Other Second Lien Obligations in effect and no Credit Agreement, Indenture or other document or instrument referred to in clause (b) is in effect, the Person selected by the holders of a majority in Principal Amount of such Other Second Lien Obligations, acting as provided in Section 1.3;

            "Credit Agreement" shall have the meaning set forth in the recitals hereto; provided, however, that the term "Credit Agreement" shall not include any agreement governing the obligations referred to in the proviso to the definition of "Credit Agreement Obligations";

            "Credit Agreement Obligations" shall have the meaning assigned to such term in clause (a) of the definition of the term "Bank
      Obligations"; provided, however, that the term "Credit Agreement Obligations" shall not include (a) any Eligible Obligations referred to in clause (f) of the definition thereof or (b) any Other Second Lien Obligations referred to in clause (a) of the definition thereof;

            "Credit Documents" shall mean the collective reference to the Credit Agreement, any promissory notes issued thereunder, any applications for Letters of Credit issued thereunder, any bankers' acceptances created and/or discounted thereunder, any guarantees of the obligations thereunder, any Affiliate Subordination Letters referred to therein, the First Lien Documents, this Agreement and any other document or instrument defined in the Credit Agreement as a "Credit Document" (or, in the case of any successor or replacement agreement, such term or any other defined term having a similar purpose);

            "Eligible Institution" shall mean (a) a commercial bank organized under the laws of the United States, or any State thereof, having total assets in excess of $1,000,000,000 and having an Acceptable Assignee Rating or (b) a commercial bank organized under the laws of any other country having total assets in excess of $1,000,000,000 (provided that such commercial bank shall not be an Eligible Institution if it or its holding company has a credit rating from S&P or Moody's for the type of debt described in clause (X), (Y) or (Z) of the definition of the term "Acceptable Assignee Rating" and it or its holding company, as the case may be, does not have an Acceptable Assignee Rating);

            "Eligible Obligation" shall mean, as to the Company or any Subsidiary of the Company, any obligations and Indebtedness of such Person which constitutes (a) Existing Working Capital Indebtedness, (b) New Working Capital Indebtedness, (c) Lender Hedging Obligations, (d) Other Hedging Obligations, (e) Lender Cash Management Obligations, (f) any portion of the obligations or Indebtedness in respect of any successor or replacement Credit Agreement that has been designated by the Company pursuant to Section 5.2(f) as an "Eligible Obligation" or
      (g) any other obligations or Indebtedness of such Person permitted by the terms of the Credit Agreement to be designated by the Company as an "Eligible Obligation" so long as such designation does not violate the Indenture ("Other Permitted First Lien Obligations"), including, in each such case and without limitation, all obligations to pay principal and interest on indebtedness for borrowed money, unpaid reimbursement obligations in respect of letters of credit and like instruments, obligations under interest rate, currency, commodity and similar swap and exchange agreements and in respect of foreign exchange transactions, and all obligations to pay commitment fees, agents' fees, letter of credit commissions, costs, expenses and other charges and amounts relating thereto; provided, however, that "Eligible Obligations" shall not include:

                          (x) any obligations and Indebtedness existing on the
            date hereof of the Company or any of its Subsidiaries to any Lender, or under any facility existing on the date hereof which is provided by a Lender, in respect of which such Lender shall as of the date hereof or at any time hereafter have entered into an agreement with the Company or any of its Subsidiaries to the effect that such obligations and Indebtedness are not "Bank Obligations" or "Eligible Obligations" for purposes of this Agreement (or any predecessor hereto); or

                          (y) any obligations and Indebtedness existing on the
            date hereof of the Company and its Subsidiaries to any Person who is not a Lender (or an affiliate thereof), or under any facility existing on the date hereof which is provided by a Person who is not a Lender (or an affiliate thereof), or created after the date hereof which is provided by any Person (whether or not a Lender), unless such obligations and Indebtedness are designated as "Eligible Obligations" in accordance with Section 6.1; provided, however, that the requirements of this clause (y) shall not apply to Lender Hedging Obligations and Lender Cash Management Obligations (it being understood and agreed that Lender Hedging Obligations and Lender Cash Management Obligations shall in any event constitute "Eligible Obligations");

            "Existing Credit Agreement" shall have the meaning set forth in the recitals hereto;

            "Existing Collateral Agency Agreement" shall have the meaning set forth in the recitals hereto;

            "Existing Working Capital Indebtedness" shall mean Indebtedness and obligations of the Company or any of its Subsidiaries, in each case
      (a) in such amounts as were available to the Company and its Subsidiaries as of September 30, 2001 and which were secured by the Existing Collateral Agency Agreement as of such date, (b) which were incurred for working capital purposes and (c) which are, or under any facility which was, in existence as of September 30, 2001 (it being understood that a global commitment or line of credit extended to the Company and/or any of its Subsidiaries constitutes a single facility and that all Indebtedness incurred thereunder by the Company and its Subsidiaries from time to time after the date hereof shall constitute "Existing Working Capital Indebtedness" for purposes of this Agreement), and any refinancings, refundings, replacements, renewals or extensions in whole or in part from time to time thereof (without increasing, or shortening the maturity of, the principal amount thereof);

            "First Collateral Estate" shall have the meaning set forth in
      Section 2.1(c) hereof;

            "First Lien Documents" shall mean, collectively, all documents, now existing or hereafter arising, that create or purport to create in favor of the Administrative Agent, for the benefit of the holders of the Bank Obligations, a security interest in property to secure payment or performance of the Bank Obligations, in each case other than any security documents that secure only the obligations owing to a particular Local Fronting Lender or that secure only the obligations owing in respect of any Eligible Obligations; it being understood that the term "First Lien Documents" shall include (a) all Security Documents (as defined in the Credit Agreement as in effect on the date hereof) other than the Guarantees (as defined therein) and (b) with respect only to the liens granted to the Administrative Agent in Sections 4.1, 4.9 and 6.7 hereof, this Agreement;

            "First Lien Termination Date" shall mean, except to the extent otherwise provided in Section 5.2(f), either (a) the release of all liens under the First Lien Documents in accordance with the terms of this Agreement or (b) all Bank Obligations having been Fully Satisfied, whichever shall first occur;

            "Fully Satisfied" shall mean:

                    (a) with respect to the Credit Agreement Obligations as of any date, that, on or before such date, (i) the principal of and interest accrued to such date on such Credit Agreement Obligations (other than the Undrawn L/C Obligations) shall have been paid in full in cash, (ii) all fees, expenses and other amounts then due and payable which constituted Credit Agreement Obligations (other than the Undrawn L/C Obligations) shall have been paid in full in cash, (iii) the commitments under the Credit Agreement shall have expired or irrevocably been terminated and (iv) the Undrawn L/C Obligations shall have been Fully Secured; provided, however, that, on such date, none of the Bank Agent, any -------- ------- other agent under the Credit Agreement or the Lenders shall have made any claims in respect of Credit Agreement Obligations against any Borrower or any guarantor under any provision of any of the Credit Documents that has not been cash collateralized by an amount sufficient in the reasonable judgment of the Bank Agent and such Lender to secure such claim,

                    (b) with respect to any Bank Obligations (other than the
            Credit Agreement Obligations) as of any date, that, on or before such date, each of the following (to the extent applicable) shall have occurred: (i) the principal of and interest accrued to such date on such Bank Obligations shall have been paid in full in cash, (ii) all fees, expenses and other amounts then due and payable which constituted such Bank Obligations shall have been paid in full in cash, (iii) the commitments under any documents governing such Bank Obligations shall have expired or irrevocably been terminated,
            (iv) any letters of credit issued by the holder of such Bank Obligations and secured by the First Lien Documents shall have terminated, expired or been cash collateralized to the satisfaction of such holder and (v) the obligations of the Company and its Subsidiaries (other than customary indemnification and expense obligations that are expressly stated to survive such termination) under the documents and instruments evidencing or governing such Bank Obligations shall have terminated, and

                    (c) with respect to the Indenture Obligations as of any
            date, that, on or before such date, either (i) (A) the principal of and interest accrued to such date on such Indenture Obligations shall have been paid in full in cash and (B) all fees, expenses and other amounts then due and payable which constituted Indenture Obligations shall have been paid in full in cash; provided, however, that, on such date, none of the Trustee or the Indenture Noteholders shall have made any claims in respect of Indenture Obligations against the Company or any guarantor under any provision of any of the Indenture or the Notes that has not been cash collateralized by an amount sufficient in the reasonable judgment of the Trustee and such Indenture Noteholder to secure such claim; or (ii) the Trustee shall have acknowledged satisfaction and discharge of the Indenture pursuant to Section 8.01(a) of the Indenture (or any comparable provision of any successor or replacement Indenture); or (iii) the Trustee shall have acknowledged the discharge of the obligations of the Company and the Grantors under Article XI of the Indenture (or any comparable provision of any successor or replacement Indenture) in connection with the exercise of the Company's legal or covenant defeasance option pursuant to Section 8.01(b) of the Indenture (or any comparable provision of any successor or replacement Indenture);

            "Fully Secured" shall mean, with respect to any Undrawn L/C Obligations as of any date, that, on or before such date, such Undrawn L/C Obligations shall have been secured by the grant to the relevant issuing lender by the Company of a first priority, perfected security interest in, and lien on, (a) cash or Cash Equivalents in an amount at least equal to the excess of the amount of such Undrawn L/C Obligations over the amount equal to the maximum commitment to issue Letters of Credit under the Credit Agreement on such date or (b) other collateral security which is acceptable to such issuing lender and the Required Lenders;

            "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including, without limitation, any governmental department, commission, board, bureau, agency or instrumentality, or other court or arbitrator, in each case whether of the United States or foreign);

            "Grantors" shall mean, collectively, Revlon, the Company and each Subsidiary of the Company that has executed and delivered a Collateral Document;

            "Hedging Agreements" shall mean (a) any interest rate swaps, options, caps, collar or insurance agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies, and (b) any other foreign exchange contracts dealing with hedging currency exposure or otherwise providing foreign exchange;

            "Indebtedness" of a Person shall mean (a) indebtedness of such Person for borrowed money whether short-term or long-term and whether secured or unsecured, (b) indebtedness of such Person for the deferred purchase price of services or property, which purchase price (i) is due twelve months or more from the date of incurrence of the obligation in respect thereof or (ii) customarily or actually is evidenced by a note or similar written instrument (including, without limitation, any such indebtedness which is non-recourse to the credit of such Person but is secured by assets of such Person), (c) obligations of such Person under leases which have been or, in accordance with generally accepted accounting principles in the United States of America, should be, recorded as capitalized leases, (d) obligations of such Person arising under acceptance facilities, (e) the undrawn face amount of, and unpaid reimbursement obligations and other amounts owing in respect of, all letters of credit issued for the account of such Person, (f) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (g) all obligations of such Person upon which interest charges are customarily paid, (h) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (i) obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock or other equity interests of such Person or any warrants, rights or options to acquire such capital stock or other equity interests (with redeemable preferred stock being valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends), (j) all executory obligations of such Person in respect of interest rate agreements, foreign exchange and other financial hedge contracts (including, without limitation, any Hedging Agreements and equity hedge contracts), (k) all Indebtedness of the types referred to in clauses (a) through (j) above which is guaranteed directly or indirectly by such Person and (l) renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any such indebtedness, obligation or guarantee;

            "Indenture" shall have the meaning set forth in the recitals hereto;

            "Indenture Noteholders" shall mean the holders from time to time of the Indenture Obligations (other than the Trustee and the Note Collateral Agent);

            "Indenture Obligations" shall have the meaning assigned to such term in clause (a) of the definition of the term "Note Obligations";

            "Lender Cash Management Obligations" shall mean obligations of the Company or any of its Subsidiaries in respect of treasury, depository, overdraft and other cash management arrangements maintained with any Lender (or any affiliate thereof) or arising in connection with Automated Clearinghouse transfers of funds by any Lender (or any affiliate thereof);

            "Lender Hedging Obligations" shall mean Indebtedness and obligations of the Company or any of its Subsidiaries to a Lender (or any affiliate thereof) in respect of any Hedging Agreement;

            "Lenders" shall mean the banks and other Persons from time to time party to the Credit Agreement as lenders;

            "Letter of Credit" shall mean any letter of credit issued under the Credit Agreement;

            "Loan" shall mean any loan (including, without limitation, term loans, revolving credit loans and swing line loans) made under (and any bankers' acceptances created or discounted under) the Credit Agreement;

            "Moody's" shall mean Moody's Investors Service, Inc. (or any successor thereto);

            "New Working Capital Indebtedness" shall mean Indebtedness and obligations of the Company or any of its Subsidiaries, in each case incurred for working capital purposes and which are not in existence on the date hereof (it being understood that a global commitment or line of credit extended to the Company and/or any of its Subsidiaries constitutes a single facility and that all Indebtedness incurred thereunder by the Company and its Subsidiaries from time to time after the date hereof shall constitute "New Working Capital Indebtedness" for purposes of this Agreement);

            "Note Collateral Agent" shall mean Wilmington Trust Company and any successors thereof appointed in accordance with the terms of this Agreement, in each case as collateral agent for the holders of the Note Obligations;

            "Note Obligation Documents" shall mean, collectively, the documents and instruments governing or evidencing the Note Obligations and shall include, without limitation, the Indenture, the Notes, the Second Lien Documents and this Agreement;

            "Note Obligations" shall mean all present and future:

                    (a) unpaid principal of, premium, if any, and interest on, the Notes (including, without limitation, interest accruing at the then applicable rate provided in the instruments governing the Notes after the maturity of the Notes and interest accruing at the then applicable rate provided in such instruments after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of any Grantor to the Trustee, to the Note Collateral

            Agent or to any Indenture Noteholder, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Indenture, the Notes, any Second Lien Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, premium, interest, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Trustee, to the Note Collateral Agent or to any Indenture Noteholder that are required to be paid by any Grantor pursuant to the Indenture) or otherwise (all of the obligations and Indebtedness referred to in this clause (a), the "Indenture Obligations"); and

                    (b)      any Other Second Lien Obligations;

            "Notes" shall have the meaning set forth in the recitals hereto;

            "Notice of an Actionable Event" shall mean (a) a certificate delivered to the Administrative Agent by the Controlling Party which states that an Actionable Event has occurred with respect to the Secured Obligations represented by such Controlling Party or (b) whether or not any certificate or notice thereof shall have been delivered to the Administrative Agent, a Bankruptcy Event of Default. A Notice of an Actionable Event has been "given" (i) in the case of a Bankruptcy Event of Default, when such Bankruptcy Event of Default occurs or (ii) in the case of any other Notice of an Actionable Event, when the certificate referred to in clause (a) of the immediately preceding sentence has actually been received by the Administrative Agent. A Notice of an Actionable Event has been "rescinded" when, after a Notice of an Actionable Event (other than a Bankruptcy Event of Default) has been given, the Administrative Agent determines that there exists no Actionable Event or when, after a Bankruptcy Event of Default, such Bankruptcy Event of Default is no longer continuing. A Notice of an Actionable Event is "outstanding" at all times after such Notice of an Actionable Event has been given until such time, if any, as such Notice of an Actionable Event has been rescinded. For purposes of this definition of "Notice of Actionable Event," (w) when the Controlling Party is the Bank Agent, the Secured Obligations represented by the Controlling Party are the Credit Agreement Obligations, (x) when the Controlling Party is the Trustee, the Secured Obligations represented by the Controlling Party are the Indenture Obligations, (y) when the Controlling Party is the Person selected pursuant to clause (b)(i) of the definition thereof, the Secured Obligations represented by the Controlling Party are the Eligible Obligations, and (z) when the Controlling Party is the Person selected pursuant to clause (d) of the definition thereof, the Secured Obligations represented by the Controlling Party are the Other Second Lien Obligations. Any Notice of Actionable Event given by the Trustee when it is the Controlling Party with respect to certain Collateral pursuant to clause (a)(ii) or (b)(ii) of the definition of "Controlling Party" shall be effective only in respect of Collateral not subject to the lien of the First Lien Documents;

            "Officers' Certificate" shall mean a certificate signed by (a) the Chief Executive Officer, President or any Vice President of the Company and (b) the Chief Financial Officer, Treasurer or Controller of the Company;

            "Other Hedging Obligations" shall mean Indebtedness and obligations of the Company or any of its Subsidiaries in respect of any Hedging Agreement, in each case which are owing to a Person which is not a Lender (or an affiliate thereof) on the date hereof and which Indebtedness and obligations are in existence on the date hereof;

            "Other Permitted First Lien Obligations" shall have the meaning assigned to such term in clause (g) of the definition of the term "Eligible Obligation";

            "Other Permitted Second Lien Obligations" shall have the meaning assigned to such term in clause (b) of the definition of the term "Other Second Lien Obligation";

            "Other Second Lien Obligation" shall mean shall mean, as to any Person, any obligations and Indebtedness of such Person which constitutes (a) any portion of the obligations or Indebtedness in respect of any successor or replacement Credit Agreement that has been designated by the Company pursuant to Section 5.2(f) as an "Other Second Lien Obligation" or (b) any other obligations or Indebtedness of such Person permitted by the terms of the Credit Agreement to be designated by the Company as an "Other Second Lien Obligation" so long as such designation does not violate the Indenture ("Other Permitted Second Lien Obligations"), including, in each such case and without limitation, all obligations to pay principal and interest on indebtedness for borrowed money, all obligations to pay principal and interest in respect of bonds, debentures, notes and similar instruments, unpaid reimbursement obligations in respect of letters of credit and like instruments, obligations under interest rate, currency, commodity and similar swap and exchange agreements and in respect of foreign exchange transactions, and all obligations to pay commitment fees, agents' fees, letter of credit commissions, costs, expenses and other charges and amounts relating thereto; provided, however, that "Other Second Lien Obligations" shall not include any obligations and Indebtedness of the Company and its Subsidiaries to any Person unless such obligations and Indebtedness are designated as "Other Second Lien Obligations" in accordance with Section 6.1;

            "Person" shall mean an individual, a partnership, a corporation, a business trust, a joint stock company, a limited liability company, a trust, an unincorporated association, a joint venture, a Governmental Authority or any other entity of whatever nature;

            "Principal Amount" shall mean at any time, without duplication,
      (a) with respect to any Secured Obligations comprised of Indebtedness for borrowed money or evidenced by notes or similar instruments, the aggregate outstanding principal amount of such Indebtedness at such time (without regard to the amount of any related obligations for interest, fees or other amounts) and (b) with respect to any other Secured Obligations, the aggregate exposure at such time of the holder of such Secured Obligations that is equivalent to principal amount (as reasonably determined by (i) in the case of any such other Secured Obligations that are Eligible Obligations, the Administrative Agent or any other Person designated by the Administrative Agent and (ii) in the case of any such other Secured Obligations that are Other Second Lien Obligations, the Note Collateral Agent or any other Person designated by the Note Collateral Agent);

            "Reimbursement Obligations" shall mean the obligation of the Company to reimburse the issuing lender pursuant to the Credit Agreement for amounts drawn under Letters of Credit issued by such issuing lender under the Credit Agreement;

            "Required Lenders" shall have the meaning assigned to such term in the Credit Agreement (or, in the case of any successor or replacement agreement, the meaning assigned to such term or any other defined term having a similar purpose);

            "Revlon" shall have the meaning set forth in the recitals hereto;

            "S&P" shall mean Standard & Poor's Corporation (and any successor thereto);

            "Second Collateral Estate" shall have the meaning set forth in
      Section 3.1(c) hereof;

            "Second Lien Documents" shall mean, collectively, all documents, now existing or hereafter arising, that create or purport to create in favor of the Note Collateral Agent, for the benefit of the holders of the Note Obligations, a security interest in property to secure payment or performance of the Note Obligations, in each case other than any security documents that secure only the obligations owing in respect of any Other Second Lien Obligations; it being understood that the term "Second Lien Documents" shall include (a) all Security Documents (as defined in the Indenture as in effect on the date hereof) but shall exclude the Indenture Guarantees (as defined in the Indenture) and (b) with respect only to the liens granted to the Note Collateral Agent in Sections 4.1, 4.9 and 6.7 hereof, this Agreement;

            "Second Lien Termination Date" shall mean either (a) the release of all liens under the Second Lien Documents in accordance with the terms of this Agreement or (b) all Indenture Obligations having been Fully Satisfied, whichever shall first occur;

            "Secured Obligations" shall mean, collectively, the Bank Obligations, the Note Obligations and the Collateral Fees;

            "Sharing Acknowledgement" shall have the meaning set forth in
      Section 6.1 hereof;

            "Subsidiary" of any Person shall mean a corporation or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person; provided that, unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company;

            "Temporary Cash Investments" shall have the meaning assigned to such term in the Indenture (or, if there is no such defined term in the Indenture, shall mean Cash Equivalents).

            "Temporary Disposition Proceeds" shall have the meaning set forth in Section 4.9(b) hereof;

            "Temporary Investment Account" shall have the meaning set forth in
      Section 4.9(a) hereof;

            "Termination Date" shall mean either (a) the date of release of all liens under both the First Lien Documents and the Second Lien Documents in accordance with the terms of this Agreement or (b) the first date upon which both the Credit Agreement Obligations and the Indenture Obligations are Fully Satisfied (regardless of whether any other Secured Obligations remain outstanding), whichever shall first occur;

            "Trustee" shall mean Wilmington Trust Company and any successors thereof appointed in accordance with the terms of the Indenture, in each case as trustee for the Indenture Noteholders;

            "Undrawn L/C Obligations" shall mean the portion, if any, of the Credit Agreement Obligations constituting the contingent obligation of the Company to reimburse each issuing lender in respect of the then undrawn and unexpired portions of Letters of Credit issued by such issuing lender under the Credit Agreement;

            "unpaid" shall have the meaning set forth in Section 4.3 hereof.

      1.2 Construction of References. The terms defined in this Agreement shall, for purposes of this Agreement, have the meanings assigned to them and shall include the plural as well as the singular. All references in this Agreement to designated Sections and other subdivisions are to designated Sections and other subdivisions of this Agreement, and the words "herein," "hereof," and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Except as otherwise indicated, all the agreements or instruments herein defined or referred to shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof. All references in this Agreement to "the date hereof" and other words of similar import refer to November 30, 2001.

      1.3 Acts by Holders of Secured Obligations. Any request, demand, authorization, direction, notice or consent, waiver or other action permitted or required by this Agreement to be given or taken by holders of the Secured Obligations or by the Controlling Party may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Persons either in person or by one or more duly authorized agents and, except as otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Administrative Agent or the Note Collateral Agent, as applicable. The instrument or instruments evidencing such action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as the "Act" of the Persons signing such instrument or instruments. The Administrative Agent or the Note Collateral Agent, as applicable, shall be entitled to rely absolutely upon an Act of the holders of the Secured Obligations or the Controlling Party, if such Act purports to be taken by or on behalf of the

Person in question, and nothing in this Section 1.3 or in this Agreement shall require or be construed to require the Administrative Agent or the Note Collateral Agent, as applicable, to demonstrate that such Person has been authorized by any holders of the Secured Obligations or the Controlling Party to take the action which such Person purports to be taking, the Administrative Agent or the Note Collateral Agent, as applicable, being entitled to rely conclusively, and shall be fully protected in relying, on an Act of such Person.

      1.4 Determination of Amounts of Secured Obligations. (a) Whenever the Administrative Agent is required to determine the existence or amount (including, without limitation, the Principal Amount) of any of the Credit Agreement Obligations for any purpose of this Agreement, it shall (unless otherwise directed by a court of competent jurisdiction) be entitled to determine such amounts on the basis of a certification to it of such amounts by the Bank Agent.

          (b) Whenever the Administrative Agent is required to determine the existence or amount (including, without limitation, the Principal Amount) of any of the Bank Obligations (other than any Credit Agreement Obligations) for any purpose of this Agreement, it shall (unless otherwise directed by a court of competent jurisdiction) be entitled to determine such amounts on the basis of a certification to it of such amounts by the Company; provided, however, that if, upon the request of the Administrative Agent, the Company shall fail to provide the certification as to the existence or amount of any Bank Obligation as contemplated above within a reasonable period of time, the Administrative Agent shall be entitled to determine such existence or amount by such method as the Administrative Agent may, in its sole discretion, determine. The Administrative Agent may rely conclusively, and shall be fully protected in relying, on any determination made by it in accordance with the provisions of the immediately preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any holder of any Bank Obligation or any other Person as a result of such determination.

          (c) Whenever the Administrative Agent or the Note Collateral Agent is required to determine the existence or amount (including, without limitation, the Principal Amount) of any of the Indenture Obligations for any purpose of this Agreement, it shall (unless otherwise directed by a court of competent jurisdiction) be entitled to determine such amounts on the basis of a certification to it of such amounts by the Trustee.

          (d) Whenever the Administrative Agent or the Note Collateral Agent is required to determine the existence or amount (including, without limitation, the Principal Amount) of any of the Other Second Lien Obligations for any purpose of this Agreement, it shall (unless otherwise directed by a court of competent jurisdiction) be entitled to determine such amounts on the basis of a certification to it of such amounts by the Company; provided, however, that if, upon the request of the Administrative Agent or the Note Collateral Agent, as applicable, the Company shall fail to provide the certification as to the existence or amount of any Other Second Lien Obligation as contemplated above within a reasonable period of time, the Administrative Agent or the Note Collateral Agent, as applicable, shall be entitled to determine such existence or amount by such method as the Administrative Agent or the Note Collateral Agent, as applicable, may, in its sole discretion, determine. Each of the Administrative Agent and the Note Collateral Agent may rely conclusively, and shall be fully protected in relying, on any determination made by it in accordance with the provisions of the immediately preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any holder of any Other Second Lien Obligation or any other Person as a result of such determination.

        (e) Upon any request of the Administrative Agent from time to time, the Company will furnish a certificate to the Administrative Agent as to the existence or amount of, and the holder of, any Secured Obligation and the representative, if any, of each class of Secured Obligations and, if so requested, such certificate shall set forth all the Secured Obligations. Any certificate by the Company under this Section 1.4 shall be in the form of an Officers' Certificate.


      2.  AUTHORITY OF ADMINISTRATIVE AGENT.


General Authority of the Administrative Agent under the First Lien Documents.
(a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in its or his own name, from time to time in the Administrative Agent's reasonable discretion to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and the First Lien Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each Grantor hereby acknowledges that the Administrative Agent shall have all powers and remedies set forth in the First Lien Documents subject to the terms of this Agreement.

        (b) By acceptance of the benefits of this Agreement and the First Lien Documents, the Bank Agent and each other holder of Bank Obligations shall be deemed irrevocably (i) to consent to the appointment of the Administrative Agent as its agent hereunder and under the First Lien Documents, (ii) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Person for enforcement of any provisions of this Agreement and the First Lien Documents against any Grantor or the exercise of remedies hereunder or thereunder subject to the terms of this Agreement, (iii) to agree that such Person shall not take any action to enforce any provisions of this Agreement or any First Lien Document against any Grantor or to exercise any remedy hereunder or thereunder and (iv) to agree to be bound by the terms of this Agreement and the First Lien Documents.

        (c) The Administrative Agent hereby agrees that it holds and will hold all of its right, title and interest in, to and under the First Lien Documents and the Collateral granted to the Administrative Agent thereunder whether now existing or hereafter arising (all such right, title and interest being hereinafter referred to as the "First Collateral Estate") under and subject to the conditions set forth in this Agreement; and the Administrative Agent further agrees that it will hold such First Collateral Estate for the benefit of the holders of the Bank Obligations, as security for the payment and performance of all Bank Obligations, subject to the limits set forth in the First Lien Documents and this Agreement.


      2.2 Right to Initiate Judicial Proceedings. The Administrative Agent, in accordance with the provisions of Sections 2.7 and 7, (a) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each First Lien Document and (b) may, either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral subject to the First Lien Documents and to sell all or, from time to time, any of such Collateral under the judgment or decree of a court of competent jurisdiction.

      2.3 Right to Appoint a Receiver. Subject to Section 2.7, upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the Administrative Agent under this Agreement or any First Lien Document, the Administrative Agent shall, to the extent permitted by law, with notice to the Company but without notice to any party claiming through the Grantors, without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Bank Obligations, without regard to the then value of the First Collateral Estate, and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers of the First Collateral Estate, or any part thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the First Collateral Estate be segregated, sequestered and impounded for the benefit of the Administrative Agent and the holders of the Bank
Obligations, and each Grantor irrevocably consents to the appointments of such receiver or receivers and to the entry of such order; provided that, notwithstanding the appointment of any receiver, the Administrative Agent shall be entitled to retain possession and control of all cash and Cash Equivalents held by or deposited with it pursuant to this Agreement or any First Lien Document (it being agreed, however, that all such cash and Cash Equivalents shall be deposited in to the Collateral Account and held by the Administrative Agent pursuant to Section 4.1 as part of the Collateral
Estate).

      2.4 Exercise of Powers. All of the powers, remedies and rights of the Administrative Agent as set forth in this Agreement may be exercised by the Administrative Agent in respect of any First Lien Document as though set forth in full therein and all of the powers, remedies and rights of the Administrative Agent as set forth in any First Lien Document may be exercised from time to time as herein and therein provided.

      2.5 Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Administrative Agent herein or in the First Lien Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any First Lien Document or now or hereafter existing at law or in equity or by statute subject to Section 2.7.

           (b) No delay or omission by the Administrative Agent to exercise any right, remedy or power hereunder or under any First Lien Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any First Lien Document to the Administrative Agent may be exercised from time to time and as often as may be deemed expedient by the Administrative Agent.

           (c) If the Administrative Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any First Lien Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then the Grantors, the Administrative Agent, the other parties hereto and the other holders of Secured Obligations shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Collateral Estate and in all other respects, and thereafter all rights, remedies and powers of the Administrative Agent shall continue as though no such proceeding had been taken.

           (d) All rights of action and of asserting claims upon or under this Agreement and the First Lien Documents may be enforced by the Administrative Agent without the possession of any instrument evidencing any Bank Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Administrative Agent shall be, subject to Sections 7.5(c) and 7.10(b)(ii), brought in its name as Administrative Agent and any recovery of judgment shall be deposited into the Collateral Account and held by the Administrative Agent pursuant to Section
4.1 as part of the Collateral Estate.

      2.6 Limitation on Administrative Agent's Duty in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided herein or in any First Lien Document and to account to the holders of the Secured Obligations and the Grantors for moneys and other property received by it hereunder or under any First Lien Document, the Administrative Agent shall not have any duty to the Grantors, any other party hereto or to the holders of the Secured Obligations as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto unless arising from the gross negligence or willful misconduct of the Administrative Agent.

      2.7 Limitations on Powers. Notwithstanding anything to the contrary contained herein or in any First Lien Document or any other Bank Obligation Document, each of the parties hereto acknowledges and agrees that (a) only the Administrative Agent is entitled to enforce the provisions of the First Lien Documents and exercise remedies thereunder, (b) only the Controlling Party is entitled to direct the actions of the Administrative Agent hereunder and under the First Lien Documents and (c) the Administrative Agent shall not be entitled to exercise remedies under the First Lien Documents unless a Notice of Actionable Event is outstanding.

      3.  AUTHORITY OF NOTE COLLATERAL AGENT.

      3.1 General Authority of the Note Collateral Agent under the Second Lien Documents. (a) Each Grantor hereby irrevocably constitutes and appoints the Note Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in its or his own name, from time to time in the Note Collateral Agent's discretion to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and the Second Lien Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each Grantor hereby acknowledges that the Note Collateral Agent shall have all powers and remedies set forth in the Second Lien Documents subject to the terms of this Agreement.

            (b) By acceptance of the benefits of this Agreement and the Second Lien Documents, the Trustee and each other holder of Note Obligations shall be deemed irrevocably (i) to consent to the appointment of the Note Collateral Agent as its agent hereunder and under the Second Lien Documents, (ii) to confirm that the Note Collateral Agent shall have the authority to act as the exclusive agent of such Person for enforcement of any provisions of this Agreement and the Second Lien Documents against any Grantor or the exercise of remedies hereunder or thereunder subject to the terms of this Agreement, (iii) to agree that such Person shall not take any action to enforce any provisions of this Agreement or any Second Lien Document against any Grantor or to exercise any remedy hereunder or thereunder and (iv) to agree to be bound by the terms of this Agreement and the Second Lien Documents.

            (c) The Note Collateral Agent hereby agrees that it holds and will hold all of its right, title and interest in, to and under the Second Lien Documents and the Collateral granted to the Note Collateral Agent thereunder whether now existing or hereafter arising (all such right, title and interest being hereinafter referred to as the "Second Collateral Estate") under and subject to the conditions set forth in this Agreement; and the Note Collateral Agent further agrees that it will hold such Second Collateral Estate for the benefit of the holders of the Note Obligations, as security for the payment and performance of all Note Obligations, subject to the limits set forth in the Second Lien Documents and this Agreement.

         3.2 Right to Initiate Judicial Proceedings. The Note Collateral Agent, in accordance with the provisions of Sections 3.7 and 7, (a) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Second Lien Document and (b) may, either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral subject to the Second Lien Documents and to sell all or, from time to time, any of such Collateral under the judgment or decree of a court of competent jurisdiction.

      3.3 Right to Appoint a Receiver. Subject to Section 3.7, upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the Note Collateral Agent under this Agreement or any Second
Lien Document, the Note Collateral Agent shall, to the extent permitted by law, with notice to the Company but without notice to any party claiming through the Grantors, without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Note Obligations, without regard to the then value of the Second Collateral Estate, and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers of the Second Collateral Estate, or any part thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Second Collateral Estate be segregated, sequestered and impounded for the benefit of the Note Collateral Agent and the holders of the Note Obligations, and each Grantor irrevocably consents to the appointments of such receiver or receivers and to the entry of such order; provided that, notwithstanding the appointment of any receiver, the Note Collateral Agent shall be entitled to retain possession and control of all cash and Cash Equivalents held by or deposited with it pursuant to this Agreement or any Second Lien Document (it being agreed, however, that all such cash and Cash Equivalents shall be delivered to the Administrative Agent pursuant to Section 4.6 and held by the Administrative Agent pursuant to
Section 4.1 as part of the Collateral Estate).

      3.4 Exercise of Powers. All of the powers, remedies and rights of the Note Collateral Agent as set forth in this Agreement may be exercised by the Note Collateral Agent in respect of any Second Lien Document as though set forth in full therein and all of the powers, remedies and rights of the Note Collateral Agent as set forth in any Second Lien Document may be exercised from time to time as herein and therein provided.

      3.5 Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Note Collateral Agent herein or in the Second Lien Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Second Lien Document or now or hereafter existing at law or in equity or by statute subject to Section 3.7.

            (b) No delay or omission by the Note Collateral Agent to exercise any right, remedy or power hereunder or under any Second Lien Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any Second Lien Document to the Note Collateral Agent may be exercised from time to time and as often as may be deemed expedient by the Note Collateral Agent.

            (c) If the Note Collateral Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any Second Lien Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Note Collateral Agent, then the Grantors, the Note Collateral Agent, the other parties hereto and the other holders of Secured Obligations shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Collateral Estate and in all other respects, and thereafter all rights, remedies and powers of the Note Collateral Agent shall continue as though no such proceeding had been taken.

            (d) All rights of action and of asserting claims upon or under this Agreement and the Second Lien Documents may be enforced by the Note Collateral Agent without the possession of any instrument evidencing any Note Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Note Collateral Agent shall be, subject to Sections 7.5(c) and 7.10(d)(ii), brought in its name as Note Collateral Agent and any recovery of judgment with respect to Collateral that is subject to the security interests granted under the First Lien Documents shall be delivered to the Administrative Agent pursuant to Section
4.6 and held by the Administrative Agent pursuant to Section 4.1 as part of the Collateral Estate.

      3.6 Limitation on Note Collateral Agent's Duty in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided herein or in any Second Lien Document and to account to the holders of the Secured Obligations and the Grantors for moneys and other property received by it hereunder or under any Second Lien Document, the Note Collateral Agent shall not have any duty to the Grantors, any other party hereto or to the holders of the

Secured Obligations as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto unless arising from the gross negligence or willful misconduct of the Note Collateral Agent.

      3.7 Limitations on Powers. Notwithstanding anything to the contrary contained herein or in any Second Lien Document or any other Note Obligation Document, each of the parties hereto acknowledges and agrees that (a) only the Note Collateral Agent is entitled to enforce the provisions of the Second Lien Documents and exercise remedies thereunder, (b) with respect to Collateral that is subject to a security interest granted under both the First Lien Documents and the Second Lien Documents, only the Controlling Party is entitled to direct the actions of the Note Collateral Agent hereunder and under the Second Lien Documents, (c) with respect to Collateral that is subject to a security interest granted under both the First Lien Documents and the Second Lien Documents, the Note Collateral Agent shall not be entitled to exercise remedies under the Second Lien Documents unless a Notice of Actionable Event is outstanding and the First Lien Termination Date shall have occurred, (d) with respect to Collateral that is subject to a security interest granted only under the Second Lien Documents, only the Trustee (or the Person referred to in clause (d) of the definition of "Controlling Party" under the circumstances set forth therein) is entitled to direct the actions of the Note Collateral Agent hereunder and under the Second Lien Documents and
(e) with respect to Collateral that is subject to a security interest granted only under the Second Lien Documents, the Note Collateral Agent shall not be entitled to exercise remedies under the Second Lien Documents unless a Notice of Actionable Event relating to the Note Obligations or a Bankruptcy Event of Default is outstanding (whether or not the First Lien Termination Date has occurred); provided that this Section shall not impair the Note Collateral Agent from otherwise taking any action deemed proper by it to preserve the rights of the holders of the Note Obligations under the Second Lien Documents (including by way of filing proofs of claim or otherwise).

   4.  PROCEEDS; PAYMENTS BY ADMINISTRATIVE AGENT.

      4.1 Collateral Account. Upon the execution hereof there shall be established and at all times thereafter, there shall be maintained by the Administrative Agent at its office at 270 Park Avenue, New York, New York 10017, or at such other office as the Administrative Agent may designate to the Company and the Note Collateral Agent in writing from time to time, an account (the "Collateral Account") into which all monies received by the Administrative Agent, the Note Collateral Agent or any agent or nominee of the Administrative Agent or of the Note Collateral Agent as a result of actions taken by it or the holders of the Secured Obligations while a Notice of an Actionable Event remains outstanding in respect of the Collateral Documents on account of the Secured Obligations, and any monies received as a result of investments made as contemplated by Section 4.5 hereof, shall be deposited and held by the Administrative Agent as part of the Collateral Estate. All right, title and interest in and to the Collateral Account shall vest exclusively in the Administrative Agent, for the benefit of the holders of the Secured Obligations, and shall be held by the Administrative Agent hereunder subject to the terms hereof. No Grantor shall have any rights with respect to the Collateral Account and the Administrative Agent shall have exclusive dominion and control over the Collateral Account and the monies deposited therein; provided that the Administrative Agent shall at all times act in accordance with the provisions of this Agreement. Monies deposited in the Collateral Account and all certificates and instruments evidencing investments made with monies deposited in the Collateral Account pursuant to Section 4.5 hereof shall constitute security for the Secured Obligations and shall be applied or disbursed in accordance with the terms of this Agreement. Each Grantor hereby pledges and assigns to the Administrative Agent, and hereby grants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a security interest in, all right, title or interest (if any) which such Grantor now has or may hereafter have or purport or claim to have in or to the Collateral Account, any monies deposited therein, any investments made with such monies and any certificates or instruments evidencing such investments (and all proceeds thereof), subject to the terms hereof.

   4.2   Application of Proceeds.

        (a) Collateral Fees. The Administrative Agent shall have the right at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Collateral Fees.

        (b) General Application. While a Notice of Actionable Event is outstanding, the cash proceeds of, or any other monies received in connection with, the Collateral Documents including, without limitation, the proceeds of any sales of, or collections on, any of the Collateral pledged thereby, which cash proceeds or other monies have been deposited in the Collateral Account pursuant to Section 4.1 hereof or earned therein (it being understood that the Administrative Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this Section 4.2) (cash proceeds, other monies and earnings, the "Collateral Proceeds"), shall be applied (subject to the provisions of Sections 1.4, 4.2(d) and 7.2(b)) by the Administrative Agent in the following order of priority (with such distributions being made by the Administrative Agent as provided in Section 4.2(c), and with each of the Bank Agent and the Trustee being responsible for insuring that amounts distributed to it are distributed to the Lenders and the Indenture Noteholders, as applicable, in the order of priority set forth below):

         First: to the Administrative Agent for any unpaid Collateral Fees and then to any holder of Bank Obligations which has theretofore advanced or paid any Collateral Fees constituting administrative expenses allowable under Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such holder and for which such holder has not been reimbursed prior to the date of such distribution, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such holders in proportion to the amounts of such Collateral Fees advanced by the respective holders of Bank Obligations and remaining unpaid on such date;

         Second: to any holder of Bank Obligations which has theretofore advanced or paid any Collateral Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such holder and for which such holder has not been reimbursed prior to the date of such distribution, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such holders in proportion to the amounts of such Collateral Fees advanced by the respective holders of Bank Obligations and remaining unpaid on such date;

         Third: to the holders of Bank Obligations in an amount equal to the unpaid principal and accrued interest, premium, fees and other charges in respect of such Bank Obligations then outstanding whether or not then due and payable, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the holders of Bank Obligations in proportion to the unpaid amounts thereof on the date of such distribution;

         Fourth: to the holders of Bank Obligations, amounts equal to all other sums which constitute Bank Obligations, including without limitation the costs and expenses of the holders of Bank Obligations and their representatives which are due and payable under the Credit Agreement and any other Bank Obligation Documents as of the date of such distribution, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to the holders of Bank Obligations in proportion to the unpaid amounts thereof on such date;

         Fifth: to the Note Collateral Agent for any unpaid Collateral Fees and then to any holder of Note Obligations which has theretofore advanced or paid any Collateral Fees constituting administrative expenses allowable under Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such holder and for which such holder has not been reimbursed prior to the date of such distribution, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such holders in proportion to the amounts of such Collateral Fees advanced by the respective holders of Note Obligations and remaining unpaid on such date;

         Sixth: to any holder of Note Obligations which has theretofore advanced or paid any Collateral Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such holder and for which such holder has not been reimbursed prior to the date of such distribution, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such holders in proportion to the amounts of such Collateral Fees advanced by the respective holders of Note Obligations and remaining unpaid on such date;

         Seventh: to the holders of Note Obligations in an amount equal to the unpaid principal and accrued interest, premium, fees and other charges in respect of such Note Obligations then outstanding whether or not then due and payable, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the holders of Note Obligations in proportion to the unpaid amounts thereof on the date of such distribution;

         Eighth: to the holders of Note Obligations, amounts equal to all other sums which constitute Note Obligations, including without limitation the costs and expenses of the holders of Note Obligations and their representatives which are due and payable as of the date of such distribution under the Indenture and any other Note Obligation Documents, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to the holders of Note Obligations in proportion to the unpaid amounts thereof on such date; and

         Ninth: any surplus then remaining shall be paid to the Company or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, subject, however, to the rights of the holders of any then existing liens thereon of which the Administrative Agent has actual notice.

         (c) Payments to Representatives. The Administrative Agent shall make all payments and distributions under this Section: (i) on account of Credit Agreement Obligations to the Bank Agent, pursuant to directions of the Bank Agent, for re-distribution in accordance with the provisions of the Credit Agreement; (ii) on account of Bank Obligations (other than Credit Agreement Obligations) to the relevant holder of such Bank Obligations or representative thereof (as notified to the Administrative Agent pursuant to Section 1.4(e));
(iii) on account of Note Obligations (subject to Section 4.2(d)) to the Trustee, pursuant to directions of the Trustee, for re-distribution in accordance with the provisions of the Indenture; and (iv) on account of Other Second Lien Obligations to the relevant holder of such Other Second Lien Obligations or representative thereof (as notified to the Administrative Agent pursuant to Section 1.4(e)).

         (d) Application of Moneys Distributable to Trustee. If at any time any moneys collected or received by the Administrative Agent pursuant to this Agreement are distributable pursuant to Section 4.2 to the Trustee, and if the Trustee shall notify the Administrative Agent in writing that no provision is made under the Indenture for the application by such Trustee of such moneys (whether because the Note Obligations under such Indenture have not become due and payable or otherwise) and that such Indenture does not effectively provide for the receipt and the holding by such Trustee of such moneys pending the application thereof, then the Administrative Agent, after receipt of such notification, shall, at the direction of the Trustee, invest such amounts in Temporary Cash Investments maturing within 90 days after they are acquired by the Administrative Agent or, in the absence of such direction, hold such moneys uninvested and shall hold all such amounts so distributable and all such investments and the net proceeds thereof in trust solely for such Trustee (in its capacity as trustee) and for no other purpose until such time as such Trustee shall request in writing the delivery thereof by the Administrative Agent for application pursuant to such Indenture.

         (e) Application to Secured Obligations. (i) Any portion of Collateral Proceeds which is to be applied to a particular level of priority under clause Third or Fourth of Section 4.2(b) shall be applied to the Bank Obligations sharing such level of priority pro rata in accordance with the aggregate unpaid amounts of such obligations and without priority of one over any other, provided, however, that the order of priority as among the holders of Bank Obligations may be changed with the consent of the Bank Agent under any Credit Agreement then in effect (subject to the terms of subsection 14.1 of the Credit Agreement or any comparable provision of any successor or replacement Credit Agreement) but without the consent of the holders of any other Secured Obligations.

         (ii) Any portion of Collateral Proceeds which is to be applied to a particular level of priority under clause Seventh or Eighth under
      Section 4.2(b) shall be applied to the Note Obligations sharing such level of priority pro rata in accordance with the aggregate unpaid amounts of such obligations and without priority of one over any other, provided, however, that the order of priority as among the holders of Note Obligations may be changed with the consent of the Trustee under any Indenture then in effect

      (subject to the terms of Article IX of the Indenture or any comparable provision of any successor or replacement Indenture) and the consent of a majority in interest of the holders of any Other Second Lien Obligations then included in Note Obligations but without the consent of the holders of any other Secured Obligations.

         (iii) Notwithstanding anything to the contrary contained in this Agreement and so long as any of the Credit Agreement, the Indenture or any other credit agreements or indentures of the Company are in effect,
      (A) in no event shall any obligations be secured by a lien on the Collateral to the extent that any of the Credit Agreement, the Indenture or any such other credit agreements or indentures of the Company would be violated and (B) in no event shall any Collateral Proceeds received on account of any assets be applied to the payment of any Secured Obligations to the extent that such payment would violate any of the Credit Agreement, the Indenture or any such other credit agreements or indentures of the Company, provided that the foregoing provisions of this clause (iii) shall not apply to (v) Secured Obligations in respect of the Credit Agreement as in effect as of the date hereof and the other Credit Documents referred to therein, (w) the Indenture dated as of November 30, 2001 and the Notes issued thereunder on such date (or any replacement Notes issued thereunder), (x) Lender Hedging Obligations,
      (y) Lender Cash Management Obligations and (z) any other Eligible Obligations listed on the Sharing Acknowledgement dated as of the date hereof. Notwithstanding anything to the contrary contained herein, the determinations of whether a particular obligation may not be secured and whether a particular application of Collateral Proceeds may not be made pursuant to this Section 4.2(e)(iii) shall be made exclusively by the Administrative Agent based on the certifications provided by the Company pursuant to Section 6.1, which determinations may be made at the time such Secured Obligations are designated as such under this Agreement, and the determinations thereof by the Administrative Agent shall (in the absence of gross negligence or willful misconduct) be binding upon all holders of the Secured Obligations. In addition, Lender Hedging Obligations shall not receive the benefit of being included in clause
      (x) above unless they are either (I) foreign exchange contracts entered into in the ordinary course of business of the Company and its Subsidiaries for the purpose of providing foreign exchange for their respective operating requirements or of hedging currency exposure or
      (II) other types of Hedging Agreements which are not leveraged and which have the sole purpose of netting the economic position and obligations of the Company and its Subsidiaries.

      4.3 Amounts of Secured Obligations. Whenever a distribution pursuant to the provisions of Section 4.2 hereof is to be made, the Administrative Agent will make such distribution on the basis of the unpaid amounts thereof determined in accordance with the following two sentences. In the absence of a bankruptcy proceeding with respect to a Borrower at the time of such distribution, "unpaid" as used in this Agreement shall mean the amount of the Bank Obligations or Note Obligations, as the case may be, of such Borrower determined as provided in Section 1.4 hereof. During the pendency of a bankruptcy proceeding with respect to a Borrower at the time of such distribution, "unpaid" shall mean all amounts allowed by the bankruptcy court in respect of the Bank Obligations or Note Obligations, as the case may be, of such Borrower as a basis for distributions (including estimated amounts, if any, allowed in respect of contingent claims) but only to the extent that prior distributions have not been made in respect thereof.

         4.4 Time and Manner of Making Payments. Unless the Administrative Agent shall have received specific instructions from the Controlling Party as to the date on which any monies included in the Collateral Account are to be distributed to the Persons entitled thereto under Section 4.2 hereof, in which case the Administrative Agent shall distribute such monies in accordance with such instructions (to the extent permitted by applicable law), all payments of such monies under this Section 4 shall be made at such time as the Administrative Agent may in its sole discretion determine. The Administrative Agent may enter into such foreign exchange transactions (including with itself or any of its affiliates) as may, in its discretion, be reasonably necessary to make any application provided for in Section 4.2 (but the Administrative Agent shall not be required to make any application on account of any Secured Obligations in the currency of such Secured Obligation) and to use such foreign exchange rates as it may determine are reasonable in the circumstances for the purpose of determining the allocation of any application provided for therein. With respect to Secured Obligations in the same priority of distribution that are in different currencies, the Administrative Agent may make applications thereto, to the extent reasonably appropriate so as to avoid foreign exchange transactions or calculations, in approximately ratable amounts.

         4.5 Investment of Monies. Pending the disbursement thereof pursuant to the terms of this Agreement, all monies included in the Collateral Account shall (to the extent it is practical to do so) be invested by the Administrative Agent in Cash Equivalents (or, after the First Lien Termination Date, Temporary Cash Investments). The Administrative Agent shall not be responsible for any diminution in funds resulting from such investments or any liquidation prior to maturity.

         4.6 Obligation of Holders of the Secured Obligations. By its acceptance of the benefits hereof and of the other Collateral Documents applicable to its Secured Obligations, the Note Collateral Agent and each other holder of Secured Obligations agrees to deliver to the Administrative Agent for deposit in the Collateral Account (and the Administrative Agent agrees to so deposit) (or, if applicable, to the Note Collateral Agent for deposit in the Additional Collateral Account (and the Note Collateral Agent agrees to so deposit)) any cash proceeds or any other monies received by it while a Notice of Actionable Event is outstanding pursuant to or under any Collateral Document, and prior to the delivery to the Administrative Agent (or, if applicable, to the Note Collateral Agent) of such cash proceeds or other monies received by it, to hold such cash proceeds or other monies in trust for the benefit of the Administrative Agent (or, if applicable, the Note Collateral Agent).

         4.7 Contingent Obligations. (a) Notwithstanding anything to the contrary in Section 4.2(b) or 4.2(e)(i), any application of Collateral Proceeds that would otherwise be made pursuant to Section 4.2(b) on account of any unmatured or contingent unpaid Bank Obligations shall be set aside in the Collateral Account for the primary benefit of the holders of such Bank Obligations until and to the extent that (i) such Bank Obligations become matured and not contingent, at which time such application shall be made directly to the holders of such Bank Obligations or (ii) such Bank Obligations cease to exist, by virtue of the expiration thereof or otherwise, before becoming matured and not contingent, at which time such application shall be reapplied in accordance with Section 4.2(b). During any such period of such application being set aside as provided in the preceding sentence, the amount of any such application shall be invested as provided in Section 4.5 hereof.

              (b) Notwithstanding anything to the contrary in Section 4.2(b) or 4.2(e)(ii), any application of Collateral Proceeds that would otherwise be made pursuant to Section 4.2(b) on account of any unmatured or contingent unpaid Note Obligations shall be set aside in the Collateral Account for the primary benefit of the holders of such Note Obligations until and to the extent that (i) such Note Obligations become matured and not contingent, at which time such application shall be made directly to the holders of such Note Obligations or (ii) such Note Obligations cease to exist, by virtue of the expiration thereof or otherwise, before becoming matured and not contingent, at which time such application shall be reapplied in accordance with Section 4.2(b). During any such period of such application being set aside as provided in the preceding sentence, the amount of any such application shall be invested as provided in Section 4.5 hereof.

         4.8  Additional Collateral Account.  Notwithstanding anything in this
Section 4 to the contrary, to the extent that any cash proceeds of, or other moneys received in connection with, the Collateral Documents arise from Collateral that is subject to liens of the Second Lien Documents but not of the First Lien Documents and would otherwise have been deposited in the Collateral Account, such proceeds shall instead be placed in a separate Collateral Account (the "Additional Collateral Account") maintained by the Note Collateral Agent. The Note Collateral Agent shall maintain and administer such Additional Collateral Account in accordance with the procedures established for the Collateral Account in this Agreement; provided that any distributions from such Additional Collateral Account shall be made without regard to clauses First, Second, Third and Fourth of Section 4.2(b).

         4.9 Temporary Investment Account. (a) Upon the execution hereof there shall be established and at all times thereafter, there shall be maintained by the Administrative Agent at its office at 270 Park Avenue, New York, New York 10017, or at such other office as the Administrative Agent may designate to the Company and the Note Collateral Agent in writing from time to time, an account (the "Temporary Investment Account") into which the Grantors shall deposit any Temporary Disposition Proceeds (as defined below).

              (b) The term "Temporary Disposition Proceeds" shall mean (i) in respect of any Asset Disposition (as defined in the Indenture or, in the case of any successor or replacement Indenture, the meaning assigned to such term or any other defined term having a similar purpose) of an asset that constitutes Collateral, any cash proceeds thereof which are required by the Indenture to be used for specified purposes and which, pending application of such cash proceeds for such purposes, the applicable Grantor has elected to invest in Temporary Cash Investments in accordance with the terms of Section
4.07 of the Indenture (or any comparable provision of any successor or replacement Indenture) (the "Asset Disposition Covenant") or (ii) upon the receipt thereof, any casualty insurance proceeds or condemnation awards payable in respect of any asset that constitutes Collateral which, if sold, would have been the subject of an Asset Disposition the proceeds of which would have been required by the Indenture to be used in accordance with the provisions of the Asset Disposition Covenant.

              (c) Pending disbursement thereof pursuant to Section 4.9(e), all monies included in the Temporary Investment Account shall be invested by the Administrative Agent at the direction of the Company in Temporary Cash Investments, and any such Temporary Cash Investments may be liquidated or sold at the direction of the Company so long as the proceeds thereof are deposited into the Temporary Investment Account until withdrawn in accordance with Section 4.9(e). The Administrative Agent shall not be responsible for any diminution in funds resulting from such investments or any liquidation prior to maturity.

              (d) Each Grantor hereby pledges and assigns to the Administrative Agent, and hereby grants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a security interest in, all right, title or interest (if any) which such Grantor now has or may hereafter have or purport or claim to have in or to the Temporary Investment Account, any monies deposited therein, any investments made with such monies and any certificates or instruments evidencing such investments (and all proceeds thereof), subject to the terms hereof.

              (e) So long as no Notice of Actionable Event is outstanding, the Company shall have the right to withdraw funds from the Temporary Investment Account at any time and from time to time upon delivery to the Administrative Agent of an Officers' Certificate certifying that such funds shall be used at the time of such withdrawal by the Company or another Grantor for a purpose that is or would have been permitted by the Asset Disposition Covenant.

              (f) Notwithstanding anything in this Section 4.9 to the contrary, to the extent that any Temporary Investment Proceeds arise from Collateral that is subject to liens of the Second Lien Documents but not of the First Lien Documents and would otherwise have been deposited in the Temporary Investment Account, such Temporary Investment Proceeds shall instead be placed in a separate account (the "Additional Temporary Investment Account") maintained by the Note Collateral Agent. The Note Collateral Agent shall maintain and administer such Additional Temporary Investment Account in accordance with the procedures established for the Temporary Investment Account in this Section 4.9 (including, without limitation, the Company's rights to direct the investment of funds in, and to withdraw funds from, such account); provided that any distributions from such Additional Temporary Investment Account shall be made without regard to clauses First, Second, Third and Fourth of Section 4.2(b).

    5.  ACKNOWLEDGEMENTS

         5.1 Priority of Liens. Each of the Trustee and the Note Collateral Agent (a) acknowledges that each Grantor has granted a security interest in the Collateral owned by it on the date hereof under the First Lien Documents to the Administrative Agent, for the benefit of the holders of the Bank Obligations, to secure the Bank Obligations and that such security interest is prior in all respects to the second priority security interest in the Collateral granted to the Note Collateral Agent, for the benefit of the holders of the Note Obligations, under the Second Lien Documents, (b) agrees that neither the Trustee, the Note Collateral Agent nor any holder of Note Obligations shall have any claim to or in respect of Collateral that is subject to the security interests granted under the First Lien Documents, or any proceeds of or realization on such Collateral, on a parity with or prior to the claim of the Bank Obligations and (c) agrees that notwithstanding such second priority security interest and any rights of the Trustee, the Note Collateral Agent and the holders of the Note Obligations in respect thereof under the Second Lien Documents or otherwise, so long (i) the First Lien Termination Date shall not have occurred and (ii) the applicable Collateral is subject to the security interests granted under the First Lien Documents, neither the Trustee, the Note Collateral Agent nor any holder of Note Obligations shall have any right or claim in respect of the exercise of rights and remedies of the Administrative Agent and the Lenders, whether under the First Lien Documents or otherwise, in respect of the Collateral, nor shall the Administrative Agent or any Lender have any obligation regarding any such exercise or any other obligation or duty in respect of the interests of the Trustee, the Note Collateral Agent or the holders of the Note Obligations except as set forth in Section 5.2(e).

         5.2 Rights in Collateral. (a) So long as the First Lien Termination Date shall not have occurred, the parties hereto agree that, after the date hereof, in no event shall the Note Collateral Agent, the Trustee or any holder of Note Obligations have a lien on or security interest in any collateral that is not subject to the first priority lien of the First Lien Documents, except to the extent that the Administrative Agent shall have released the lien of the First Lien Documents with respect to such collateral. Notwithstanding anything to the contrary contained in any Bank Obligation Document or any Note Obligation Document and irrespective of the time, order or method of attachment or perfection of the security interests created by the First Lien Documents or the Second Lien Documents, anything contained in any filing or agreement to which any party hereto, any Grantor, any Lender, any Indenture Noteholder or any other holder of Secured Obligations now or hereafter may be a party and the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, any security interest in any Collateral pursuant to the First Lien Documents has and shall have priority, to the extent of any unpaid Bank Obligations, over any security interest in such Collateral pursuant to the Second Lien Documents.

              (b) So long as the First Lien Termination Date shall not have occurred, whether or not any bankruptcy proceeding or similar event or proceeding has been commenced by or against any Grantor, (i) the Note Collateral Agent will not (A) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral that is subject to the security interests granted under the First Lien Documents, (B) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure, (C) contest, protest or object to any foreclosure proceeding or action brought by the Administrative Agent or any other exercise by the Administrative Agent of any rights and remedies under any Bank Obligation Documents relating to the Collateral that is subject to the security interests granted under the First Lien Documents or (D) object to the forbearance by the Administrative Agent from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral that is subject to the security interests granted under the First Lien Documents, and (ii) the Administrative Agent shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral that is subject to the security interests granted under the First Lien Documents; provided that this Section shall not impair the Note Collateral Agent from otherwise taking any action deemed proper by it to preserve the rights of the holders of the Note Obligations under the Second Lien Documents (including by way of filing proofs of claim or otherwise).

              (c) In exercising rights and remedies with respect to the Collateral, the Administrative Agent may enforce the provisions of the First Lien Documents and exercise remedies thereunder and under any other Bank Obligation Documents, all in such order and in such manner as it may determine in the exercise of its sole business judgment, it being agreed that (i) any such exercise of remedies shall be subject to Section 2.7 and (ii) any Collateral

Proceeds shall be permanently applied in accordance with Section 4.2(b). Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition, to exercise rights and powers as a holder of the shares of stock included in the Collateral under the First Lien Documents or otherwise and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.

              (d) Upon any sale by the Administrative Agent of Collateral upon exercise of remedies under the Collateral Documents, the lien and security interest created pursuant to the First Lien Documents and the Second Lien Documents in such Collateral shall be automatically released, and upon any such sale the Note Collateral Agent shall, with respect to the Second Lien Documents, execute or cause to be executed such release documents and instruments and shall take such further actions as the Administrative Agent shall request. The Note Collateral Agent, for itself and on behalf of each holder of Note Obligations, hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Note Collateral Agent or such holder and in the name of the Note Collateral Agent or such holder or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this paragraph, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release.

              (e) Subject to Section 5.2(f), in the event that the First Lien Termination Date shall have occurred, and at such time the Note Obligations are still outstanding and the Second Lien Documents are in effect, (A) the Note Collateral Agent shall automatically become the Administrative Agent hereunder with all the rights and powers of the Administrative Agent hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto, (B) if at such time the Collateral has been sold or otherwise disposed of and the Administrative Agent holds cash proceeds remaining after application as set forth in clauses First through Fourth of Section 4.2(b), the Administrative Agent shall turn over such remaining proceeds to the Note Collateral Agent for application as set forth in clauses Fifth through Ninth of Section 4.2(b) and (C) if at such time the Administrative Agent continues to hold any certificates representing shares of stock included in the Collateral or to hold any other Collateral, the Administrative Agent shall turn over such certificates and such other Collateral to the Note Collateral Agent to be held by it under the Second Lien Documents. In no event shall the Note Collateral Agent have any liability for the acts or omissions of the former Administrative Agent.

              (f) In the event that, at any time (whether before or after the First Lien Termination Date), the Company enters into a new agreement which the Company (with the consent of the Bank Agent in the event that the Credit Agreement Obligations with respect to any then existing Credit Agreement have not been Fully Satisfied) designates as a "Credit Agreement" hereunder, (i) the administrative agent under such new agreement shall automatically become the Administrative Agent hereunder with all the rights and powers of the Administrative Agent hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto and, in the event that a First Lien Termination Date has previously occurred, such First Lien Termination Date shall automatically be deemed not to have occurred (other than with respect to any actions taken prior to the date such agreement was designated as a "Credit Agreement" as a result of the occurrence of such First Lien Termination Date), (ii) such new agreement shall be deemed to be the Credit Agreement hereunder, the security documents securing the obligations under such new agreement shall be deemed to be the First Lien Documents hereunder and the obligations under such new agreement shall be deemed to be "Credit Agreement Obligations", (iii) such new administrative agent and lenders under such agreement shall, with respect to all such obligations under such new agreement as have been designated by the Company as "Credit Agreement Obligations" and "Eligible Obligations", have the same priority in respect of the Note Obligations and the rights of the Note Collateral Agent and the holders of the Note Obligations in respect of the Collateral as the security interest under the First Lien Documents and the Administrative Agent and the Lenders have as set forth herein, (iv) if at such time no Notice of Actionable Event is outstanding and the Note Collateral Agent or the prior Administrative Agent holds cash proceeds remaining after application as set forth in Section 4.2(b), the Note Collateral Agent or such Administrative Agent, as applicable, shall turn over such remaining proceeds to such new administrative agent for application as set forth in Section 4.2(b), (v) if at such time the Note Collateral Agent or the prior Administrative Agent continues to hold any certificates representing shares of stock included in the Collateral or to hold any other Collateral, in each case that is subject to the security interests granted under the First Lien Documents, the Note Collateral Agent or such Administrative Agent, as applicable, shall turn over such certificates and such other Collateral to such new administrative agent to be held by it under the First Lien Documents and (vi) the Trustee shall not be the Controlling Party until such time as (A) the First Lien Termination Date shall have occurred (or occurred again, as applicable) and (B) the Trustee becomes the Controlling Party in accordance with the definition thereof. If any Credit Agreement is refunded, replaced or refinanced in whole with a single new agreement, such agreement shall automatically be deemed to have been designated by the Company as a "Credit Agreement" hereunder for purposes of this Section 5.2(f). If any Credit Agreement is refunded, replaced or refinanced in whole with more than one new agreement, the Company may designate one of such new agreements as a "Credit Agreement" hereunder for purposes of this Section 5.2(f) and the others as either "Eligible Obligations" or "Other Second Lien Obligations" as the Company may determine. If any Credit Agreement is refunded, replaced or refinanced in part with one or more new agreements, the Company may designate the new agreement or agreements as either "Eligible Obligations" or "Other Second Lien Obligations" as the Company may determine.

              (g) Each of the Trustee and the Note Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Note Obligation Document shall be deemed to restrict in any way the rights and remedies of the Administrative Agent with respect to the Collateral as set forth in this Agreement and the First Lien Documents.

              (h) The Administrative Agent acknowledges that, to the extent that the Collateral under the First Lien Documents includes items (such as stock certificates and instruments) which are held in the possession of the Administrative Agent, or a third party on its behalf, pursuant to the First Lien Documents, the Administrative Agent is also holding such items in its possession as bailee of the Note Collateral Agent for purposes of perfecting the second priority security interest of the Note Collateral Agent in such items.

         5.3 Obligations Unconditional. All rights, interests, agreements and obligations of the Administrative Agent and the Note Collateral Agent, respectively, hereunder shall remain in full force and effect irrespective of:

              (a) any lack of validity or enforceability of any Bank Obligation Document, any Note Obligation Document or any document or instrument governing or evidencing any Other Second Lien Obligation;

              (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Bank Obligations, Note Obligations or Other Second Lien Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Credit Agreement or any other Bank Obligation Document or of the terms of the Indenture, any other Note Obligation Document or any document or instrument governing or evidencing any Other Second Lien Obligation;

              (c) any exchange, release or nonperfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Bank Obligations, Note Obligations, Other Second Lien Obligations or any guarantee thereof, except to the extent expressly provided herein;

              (d) the commencement of any bankruptcy or similar proceeding in respect of any Grantor; or

              (e) any other circumstances (except payment or discharge in full) which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the Bank Obligations, the Note Obligations or the Other Second Lien Obligations or of the Trustee or the Note Collateral Agent in respect of this Agreement.

         5.4 Waiver of Claims. To the maximum extent permitted by law, the Note Collateral Agent, for itself and each holder of Note Obligations, waives any claim it might have against the Administrative Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment or negligence on the part of the Administrative Agent, the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the First Lien Documents or any transaction relating to the Collateral, other than the failure of the Administrative Agent to comply with Section 5.2(e). Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so, except to the extent arising out of the gross negligence or willful misconduct of the Administrative Agent, any Lender or such other Person, or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor, the Note Collateral Agent or any holder of Note Obligations or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         5.5 Waiver and Estoppel. (a) Each Grantor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any Collateral Document and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Administrative Agent or the Note Collateral Agent in this Agreement or any Collateral Document but will suffer and permit the execution of every such power as though no such law were in force; provided that nothing contained in this Section 5.5(a) shall be construed as a waiver of any rights of the Grantors under any applicable federal bankruptcy law or state insolvency law.

              (b) Each Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or in any Collateral Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any Collateral Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

              (c) Each Grantor waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under any Collateral Document) in connection with this Agreement and the Collateral Documents and any action taken by the Administrative Agent or the Note Collateral Agent with respect to the Collateral.

         5.6 Limitation by Law. All rights, remedies and powers provided in this Agreement or any Collateral Document may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

         5.7 Rights of Parties in Respect of Secured Obligations. Notwithstanding any other provision of this Agreement or any Collateral Document, the right of each holder of Secured Obligations to receive payment of the Secured Obligations held by it when due (whether at the stated maturity thereof, by acceleration or otherwise), as expressed in the instruments evidencing or agreements governing such Secured Obligations or to institute suit for the enforcement of such payment on or after such due date, shall not be impaired or affected without the consent of such holder given in the manner prescribed by the instruments evidencing or agreements governing such Secured Obligations.

         5.8 Provisions Define Relative Rights. This Agreement is intended to define the relative rights of the Administrative Agent, on behalf of the holders of the Bank Obligations, on the one hand and the Note Collateral
Agent, on behalf of the holders of the Note Obligations, on the other, and no other Person shall have any right, benefit or other interest under this Agreement. Notwithstanding anything to the contrary contained herein, this Agreement shall not modify or amend the rights and obligations of the Company, any of its Subsidiaries or any other Grantor under any Bank Obligation
Document or any Note Obligation Document.

         5.9 Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Termination Date.

    6.  AGREEMENTS WITH ADMINISTRATIVE AGENT AND NOTE COLLATERAL AGENT.

         6.1 Delivery of Sharing Acknowledgements. On the date hereof, the Company shall deliver to each of the Administrative Agent and the Note Collateral Agent an acknowledgement executed by the Company (each, a "Sharing Acknowledgement"), upon which each of the Administrative Agent and the Note Collateral Agent shall be entitled to rely, with respect to each Eligible Obligation as of the date hereof (other than any Lender Cash Management Obligations and any Lender Hedging Obligations), which acknowledgement shall
(a) designate such Eligible Obligation as an "Eligible Obligation", (b) set forth a description of such Eligible Obligation, including the maximum amount, if any, thereof and the relevant currency and the contact information for the holder thereof and (c) certify that the designation of such obligation as an "Eligible Obligation" is not prohibited by the Credit Agreement or the Indenture. Promptly after the designation thereof, the Company shall deliver to each of the Administrative Agent and the Note Collateral Agent, with respect to each Eligible Obligation and Other Second Lien Obligation designated as such after the date hereof (other than any Lender Cash Management Obligations and any Lender Hedging Obligations), a Sharing Acknowledgement, upon which each of the Administrative Agent and the Note Collateral Agent shall be entitled to rely, that (i) designates such Eligible Obligation or Other Second Lien Obligation as an "Eligible Obligation" or an "Other Second Lien Obligation", as applicable, (ii) sets forth a description of such Eligible Obligation or Other Second Lien Obligation, as applicable, including the maximum amount, if any, thereof and the relevant currency and the contact information for the holder thereof and (iii) certifies that the designation of such obligation as an "Eligible Obligation" or an "Other Second Lien Obligation", as the case may be, is not prohibited by the Credit Agreement or the Indenture.

         6.2 Information as to Bank Agent, Trustee and Other Holders of Secured Obligations. The Company shall deliver to the Administrative Agent, from time to time upon the reasonable request of the Administrative Agent, a list setting forth as of a date not more than 30 days prior to the date of such delivery, (a) the aggregate unpaid Principal Amount of Credit Agreement Obligations outstanding (as notified to the Company by the Bank Agent) and the name and address of the applicable Bank Agent, provided that the Company shall not be required to deliver such information to the Administrative Agent if, at the time such information is required to be delivered, JPMorgan Chase Bank is the Administrative Agent hereunder and is the Bank Agent under the Credit Agreement, (b) the aggregate unpaid Principal Amount of Indenture Obligations outstanding (as notified to the Company by the Trustee) and the name and address of the Trustee and the Note Collateral Agent and (c) the aggregate unpaid Principal Amount of Eligible Obligations and of Other Second Lien Obligations outstanding and, with respect to each Eligible Obligation and Other Secured Lien Obligation, the name and address of the holder (and any representative) thereof. In addition, the Company will promptly inform the Administrative Agent of each change in the identity of the Bank Agent, the Trustee, the Note Collateral Agent, any holder (or representative) of Eligible Obligations or any holder (or representative) of Other Second Lien Obligations.

         6.3 Compensation and Expenses. The Company agrees to pay to each of the Administrative Agent and the Note Collateral Agent, from time to time upon demand, (a) the fees separately agreed upon for its services hereunder and under the Collateral Documents and for administering the Collateral Estate and
(b) all of the costs and expenses of the Administrative Agent and of the Note Collateral Agent (including, in each case, without limitation, the reasonable and documented fees and disbursements of its counsel, advisors and agents) (i) arising in connection with the preparation, execution, delivery, modification, and termination of this Agreement and each Collateral Document or the enforcement of any of the provisions hereof or thereof, (ii) incurred or required to be advanced in connection with the administration of the Collateral Estate, the sale or other disposition of Collateral pursuant to any Collateral Document and the preservation, protection or defense of the rights of the Administrative Agent and the Note Collateral Agent, as the case may be, under this Agreement and the Collateral Documents and in and to the Collateral and the Collateral Estate or (iii) incurred by the Administrative Agent or the Note Collateral Agent in connection with the removal of the Administrative Agent or the Note Collateral Agent, as the case may be, pursuant to Section 7.7(a) or 7.7(c), as applicable. Such fees, costs and expenses are intended to constitute expenses of administration under any bankruptcy law relating to creditors rights generally. The obligations of the Company under this Section
6.3 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Administrative Agent and the Note Collateral Agent hereunder with respect to such fees, costs and expenses incurred prior to such termination, resignation or removal.

         6.4 Stamp and Other Similar Taxes. The Company agrees to indemnify and hold harmless the Administrative Agent, the Note Collateral Agent and each other holder of Secured Obligations from any present or future claim for liability for any stamp or any other similar tax, and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Collateral Document, the Collateral Estate or any Collateral. The obligations of the Company under this Section 6.4 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Administrative Agent and the Note Collateral Agent hereunder.

         6.5 Filing Fees, Excise Taxes, Etc. The Company agrees to pay or to reimburse each of the Administrative Agent and the Note Collateral Agent for any and all payments made by the Administrative Agent or the Note Collateral Agent, as applicable, in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Agreement and each Collateral Document. The obligations of the Company under this Section 6.5 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Administrative Agent and the Note Collateral Agent hereunder.

         6.6 Indemnification. The Company agrees to pay, indemnify, and hold each of the Administrative Agent and the Note Collateral Agent (and their respective directors, officers, agents and employees) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and expenses of counsel, advisors and agents) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Collateral Documents, unless arising from the gross



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                                                                              37



negligence or willful misconduct of the indemnified party, including for taxes in any jurisdiction in which the Administrative Agent or the Note Collateral Agent, as the case may be, is subject to tax by reason of actions hereunder or under the Collateral Documents, unless such taxes are imposed on or measured by compensation paid to the Administrative Agent or the Note Collateral Agent, as applicable, under Section 6.3. In any suit, proceeding or action brought by the Administrative Agent or the Note Collateral Agent under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Company will save, indemnify and keep the Administrative Agent, the Note Collateral Agent and the other holders of Secured Obligations (and their representatives) harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from any Grantor, and all such obligations of the Company shall be and remain enforceable against and only against the Company and shall not be enforceable against the Administrative Agent, the Note Collateral Agent or any other holder of Secured Obligations (and their representatives). The agreements in this Section 6.6 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Administrative Agent and the Note Collateral Agent hereunder.

         6.7 Liens for Collateral Fees. Notwithstanding anything to the contrary in this Agreement, as security for the payment of Collateral Fees (a) the Administrative Agent is hereby granted a first priority lien upon all Collateral, and the Note Collateral Agent is hereby granted a second priority lien upon all Collateral, which liens are in each case subject to this Agreement, and (b) the Administrative Agent shall have the right to use and apply any of the funds held by the Administrative Agent in the Collateral Account to cover Collateral Fees in accordance with Section 4.2(b).

         6.8 Further Assurances. At any time and from time to time, upon the written request of the Administrative Agent or the Note Collateral Agent, and at the expense of the Company, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary or reasonably requested further to perfect, or to protect the perfection of, the liens and security interests granted under the applicable Collateral Documents (to the extent that perfection is required thereunder), including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction. In addition to the foregoing, at any time and from time to time, upon the written request of the Administrative Agent or the Note Collateral Agent, and at the expense of the Company, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as the Administrative Agent or the Note Collateral Agent, as the case may be, determines is necessary or reasonably requested to obtain the full benefits of this Agreement and the Collateral Documents and of the rights and powers herein and therein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted by the Collateral Documents. Each Grantor also hereby authorizes each of the Administrative Agent and the Note Collateral Agent to sign and file any such financing or continuation statements without the signature of such Grantor to the extent permitted by applicable law. Notwithstanding the foregoing, in no event shall the



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                                                                              38



Administrative Agent or the Note Collateral Agent have any obligation to monitor the perfection or continuation of perfection or the sufficiency or validity of any security interest in or related to the Collateral.

    7.  CONCERNING THE ADMINISTRATIVE AGENT AND THE NOTE COLLATERAL AGENT.

         7.1 Acceptance of Duties. The Administrative Agent, for itself and its successors, hereby accepts the designation and duties created by this Agreement and the First Lien Documents, upon the terms and conditions hereof and thereof, including the terms and conditions contained in this Section 7. The Note Collateral Agent, for itself and its successors, hereby accepts the designation and duties created by this Agreement and the Second Lien Documents, upon the terms and conditions hereof and thereof, including the terms and conditions contained in this Section 7.

         7.2 Exculpatory Provisions.

              (a) Not Responsible for Recitals, etc. Neither the Administrative Agent nor the Note Collateral Agent shall be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any of the other Collateral Documents all of which are made solely by the Grantors. Neither the Administrative Agent nor the Note Collateral Agent makes any representations as to the value of any collateral held by it or held in the Collateral Account or any part thereof or as to the title of the Grantors thereto, or as to the security afforded by the Collateral Documents or this Agreement or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement or any of the other Collateral Documents or of the sufficiency of the Secured Obligations, and neither the Administrative Agent nor the Note Collateral Agent shall incur any liability or responsibility in respect of any such matters.

              (b) No Duty to Inquire. Neither the Administrative Agent nor the Note Collateral Agent shall be required to ascertain or inquire as to the performance by any Grantor or any other Person, as the case may be, of any of the covenants or agreements contained herein or in any of the other Collateral Documents. Whenever it is necessary, or in the opinion of the Administrative Agent advisable, for the Administrative Agent to ascertain the amount of Secured Obligations then outstanding, the Administrative Agent may rely on a certificate of the relevant holder of Eligible Obligations, in the case of Eligible Obligations, or a certificate of the Bank Agent, in the case of Credit Agreement Obligations, or a certificate of the Trustee, in the case of Note Obligations, and, if such holder, Bank Agent or Trustee, as applicable, shall not give such information to the Administrative Agent, such Person shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information to the Administrative Agent shall be calculated by the Administrative Agent using, for those Persons who have not supplied such information, the list then most recently delivered by the Company pursuant to Section 6.2), and the amount so calculated to be distributed to the Person who fails to give such information shall be held in trust for such Person until such Person does supply such information to the Administrative Agent, whereupon on the next date of distribution from the Collateral Account the amount distributable to such Person shall be recalculated using such information and distributed to it. Nothing in the preceding sentence shall prevent any

Grantor from contesting any amounts claimed by any holder of Secured Obligations (or their representatives) in any certificate so supplied.

              (c) No Duty to Act. Neither the Administrative Agent nor the Note Collateral Agent shall be under any obligation or duty to take any action under this Agreement or any Collateral Document if taking such action (i) would subject it to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require it to qualify to do business in any jurisdiction where it is not then so qualified, unless it receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any Collateral Document.

              (d) Rights as Holder of Secured Obligations. Each of the Administrative Agent and the Note Collateral Agent shall have the same rights with respect to any Secured Obligation held by it as any other holder of Secured Obligations and may exercise such rights as though it were not the Administrative Agent or the Note Collateral Agent, as the case may be, hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with, any of the Grantors as if it were not the Administrative Agent or the Note Collateral Agent, as the case may be.

              (e) No Liability. Neither the Administrative Agent, the Note Collateral Agent nor any officer, director, employee or agent, trustee, nominee or representative of either thereof shall be liable for any action taken or omitted to be taken by any such Person in accordance with this Agreement or any of the other Collateral Documents except for such Person's own gross negligence or willful misconduct.

         7.3 Delegation of Duties. Each of the Administrative Agent and the Note Collateral Agent may execute any of the powers granted to it under this Agreement or any of the other Collateral Documents and perform any of its duties hereunder or thereunder either directly or by or through agents, trustees, nominees or attorneys-in-fact. The Administrative Agent and the Note Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. Neither the Administrative Agent nor the Note Collateral Agent shall be responsible for the negligence or misconduct of any agents, trustees, nominees or attorneys-in-fact selected by it without gross negligence or willful misconduct.

         7.4 Reliance by Agents; etc.

              (a) Officers' Certificate. Whenever in the administration of its duties under this Agreement or in any of the other Collateral Documents, the Administrative Agent or the Note Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Grantor in connection with the taking, suffering or omitting of any action hereunder or under any of the other Collateral Documents by the Administrative Agent or the Note Collateral Agent, as the case may be, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved or established by an Officers' Certificate, and each of the Administrative Agent and the Note Collateral Agent shall be fully protected for any action taken, suffered or omitted in reliance thereon.

              (b) Consultation with Counsel, etc. Each of the Administrative Agent and the Note Collateral Agent may consult with counsel, and it shall be fully protected in any action taken, suffered or omitted by it hereunder or under any of the other Collateral Documents in accordance with any opinion of such counsel. Each of the Administrative Agent and the Note Collateral Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of and the duties created under each of this Agreement or in any of the other Collateral Documents, from any court of competent jurisdiction.

              (c) Reliance on Documents, etc. Each of the Administrative Agent and the Note Collateral Agent may rely, and shall be fully protected in relying, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, each of the Administrative Agent and the Note Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to it in connection with this Agreement or any of the other Collateral Documents and conforming to the requirements thereof.

              (d) Adequate Security. Neither the Administrative Agent nor the Note Collateral Agent shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement and the Collateral Documents unless it shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it, including such reasonable advances as may be requested by it.

         7.5 Limitations on Duties of Agents. (a) The Administrative Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the First Lien Documents, and no implied covenants or obligations shall be read into this Agreement or any First Lien Document against the Administrative Agent. The Note Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the Second Lien Documents, and no implied covenants or obligations shall be read into this Agreement or any Second Lien Document against the Note Collateral Agent. By acceptance of the benefits under this Agreement and the Collateral Documents, the parties hereto and the other holders of the Secured Obligations shall be deemed to have agreed that, except as set forth in Sections 8 and 10.3, only the Controlling Party (and no other Person) is entitled to (i) direct the actions of the Administrative Agent hereunder or under any First Lien Document, (ii) direct the actions of the Note Collateral Agent hereunder or under any Second Lien Document, (iii) have the right to consent to any amendment, supplement, waiver or other modification to this Agreement or any Collateral Document or to any release of Collateral, (iv) take any action, or commence any legal proceeding seeking, to require, compel or cause the Administrative Agent or the Note Collateral Agent, as applicable, to enforce any of the provisions of this Agreement or any Collateral Document against any Grantor or to exercise any remedy hereunder or thereunder, (v) take any action, or commence any legal proceeding seeking, to prevent or enjoin the Administrative Agent or the Note Collateral Agent from taking any action (including, without limitation, the enforcement of any provisions of this Agreement or any Collateral Document against any Grantor, the exercise of any remedy hereunder or thereunder, the release of any Collateral Document, the release of any Collateral, the consent to any amendment or modification of this Agreement or any Collateral Document or the grant of any waiver hereunder or thereunder), or refraining from taking any such action, in accordance with this Agreement or any Collateral Document, as the case may be, or (vi) otherwise take any action, or commence any legal proceeding seeking, to delay, hinder or otherwise impair the Administrative Agent or the Note Collateral Agent in taking any such action in accordance with this Agreement or any Collateral Document. By acceptance of the benefits under this Agreement and the Collateral Documents, the holders of the Secured Obligations (other than the Credit Agreement Obligations), as secured parties, will be deemed to have acknowledged and agreed that the provisions of the preceding sentence are intended to induce the Lenders and the Grantors to permit such Persons to be secured parties under this Agreement and under the Collateral Documents and are being relied upon by the Lenders and the Grantors as consideration therefor.

              (b) Except as herein otherwise expressly provided, neither the Administrative Agent nor the Note Collateral Agent shall be under any obligation to take any action which is discretionary with the Administrative Agent or the Note Collateral Agent, as applicable, under the provisions hereof or of any Collateral Document. Each of the Bank Agent, the Trustee and the Note Collateral Agent shall make available for inspection and copying by the Administrative Agent each certificate or other paper furnished to it by any of the Grantors under or in respect of this Agreement or any of the Collateral.

              (c) No provision of this Agreement or of any Collateral Document shall be deemed to impose any duty or obligation on the Administrative Agent or the Note Collateral Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Administrative Agent or the Note Collateral Agent, as applicable, shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Administrative Agent or the Note Collateral Agent, as applicable, in such jurisdiction or impose a tax on the Administrative Agent or the Note Collateral Agent, as applicable, by reason thereof or to risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder.

         7.6 Monies to be Held Hereunder. While a Notice of Actionable Event is outstanding, all monies received under, or pursuant to, any provision of this Agreement or in any of the other Collateral Documents shall be invested to the extent provided in Section 4.5 hereof and shall be held in the Collateral Account (or the Additional Collateral Account, as applicable) in trust for the purposes for which they were paid or are held.

         7.7 Resignation and Removal of the Agents. (a) The Administrative Agent may at any time, by giving written notice to the Company and the Controlling Party, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Administrative Agent, (ii) the acceptance of such appointment by such successor Administrative Agent and (iii) the approval of such successor Administrative Agent evidenced by one or more instruments signed by the Company and the Controlling Party (which approval, in the case of the Company, shall not be unreasonably withheld). If no successor Administrative Agent shall be appointed and shall have accepted such appointment within 90 days after the Administrative Agent gives the aforesaid notice of resignation, the

Company, the Administrative Agent, or the Controlling Party may apply to any court of competent jurisdiction to appoint a successor Administrative Agent to act until such time, if any, as a successor Administrative Agent shall have been appointed as provided in this Section 7.7. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Administrative Agent appointed by the Controlling Party as provided in Section 7.7(b). The Controlling Party may, at any time upon giving 30 days' prior written notice thereof to the Administrative Agent and the Company, remove the Administrative Agent and appoint a successor Administrative Agent reasonably acceptable to the Company, such removal to be effective upon the acceptance of such appointment by the successor. The Administrative Agent shall be entitled to Collateral Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

              (b) If at any time the Administrative Agent shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Administrative Agent for any other cause, a successor Administrative Agent may be appointed by the Controlling Party with the consent of the Company, which consent shall not be unreasonably withheld. The powers, duties, authority and title of the predecessor Administrative Agent shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except as be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor and the Company. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement and the First Lien Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Controlling Party, the Company, or the successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, duties, authority and title of such predecessor hereunder and under the First Lien Documents and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from any Grantor be required by any successor Administrative Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, duties, authority and title vested or intended to be vested in the predecessor Administrative Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by such Grantor. If such Grantor shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it receives a written request from the successor Administrative Agent to do so, or if an Event of Default in respect of the Secured Obligations of the Controlling Party shall have occurred and be continuing, the predecessor Administrative Agent may execute the same on behalf of such Grantor. Such Grantor hereby appoints any predecessor Administrative Agent as its agent and attorney to act for it as provided in the next preceding sentence.

              (c) The Note Collateral Agent may at any time, by giving written notice to the Company and the Controlling Party, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon
(i) the appointment of a successor Note Collateral Agent, (ii) the acceptance of such appointment by such successor Note Collateral Agent and (iii) the approval of such successor Note Collateral Agent evidenced by one or more instruments signed by the Company (which approval shall not be unreasonably withheld). If no successor Note Collateral Agent shall be appointed and shall have accepted such appointment within 90 days after the Note Collateral Agent gives the aforesaid notice of resignation, the Company, the Note Collateral Agent, or the Trustee may apply to any court of competent jurisdiction to appoint a successor Note Collateral Agent to act until such time, if any, as a successor Note Collateral Agent shall have been appointed as provided in this Section
7.7. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Note Collateral Agent appointed by the Company as provided in Section 7.7(d). The Trustee may, at any time upon giving 30 days' prior written notice thereof to the Note Collateral Agent and the Company, remove the Note Collateral Agent and appoint a successor Note Collateral Agent reasonably acceptable to the Company, such removal to be effective upon the acceptance of such appointment by the successor. The Note Collateral Agent shall be entitled to Collateral Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

              (d) If at any time the Note Collateral Agent shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Note Collateral Agent for any other cause, a successor Note Collateral Agent may be appointed by the Company with the consent of the Trustee, which consent shall not be unreasonably withheld. The powers, duties, authority and title of the predecessor Note Collateral Agent shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except as be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor and the Company. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement and the Second Lien Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Trustee, the Company, or the successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, duties, authority and title of such predecessor hereunder and under the Second Lien Documents and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from any Grantor be required by any successor Note Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, duties, authority and title vested or intended to be vested in the predecessor Note Collateral Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by such Grantor. If such Grantor shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it receives a written request from the successor Note Collateral Agent to do so, or if an Event of Default in respect of the Secured Obligations of the Controlling Party shall have occurred and be continuing, the predecessor Note Collateral Agent may execute the same on behalf of such Grantor. Such Grantor hereby appoints any predecessor Note Collateral Agent as its agent and attorney to act for it as provided in the next preceding sentence.

         7.8 Status of Successor Agents. Every successor Administrative Agent and Note Collateral Agent appointed pursuant to Section 7.7 shall be a bank or trust company in good standing and having power to act as Administrative Agent or Note Collateral Agent, as applicable, hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal office within the 48 contiguous States and shall also have capital, surplus and undivided profits of not less than $500,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the powers and duties hereunder upon reasonable or customary terms.

         7.9 Merger of the Agents. Any corporation into which the Administrative Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Administrative Agent shall be a party, shall be the Administrative Agent under this Agreement and the First Lien Documents without the execution or filing of any paper or any further act on the part of the parties hereto. Any corporation into which the Note Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Note Collateral Agent shall be a party, shall be the Note Collateral Agent under this Agreement and the Second Lien Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

         7.10 Co-Agents; Separate Agents. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Administrative Agent of taxes by such jurisdiction not otherwise imposed on the Administrative Agent, or the Administrative Agent shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the holders of the Bank Obligations, or the Administrative Agent shall deem it desirable for its own protection in the performance of its duties hereunder or under any First Lien Document, the Administrative Agent and each of the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Administrative Agent and the Grantors, either to act as co-administrative agent or co-administrative agents of all or any of the Collateral under any of the First Lien Documents, jointly with the Administrative Agent originally named herein or therein or any successor Administrative Agent, or to act as separate administrative agent or administrative agents of any of the Collateral. If any of the Grantors shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Administrative
Agent to do so, or if an Event of Default in respect of the Secured
Obligations of the Controlling Party shall have occurred and be continuing, the Administrative Agent may act under the foregoing provisions of this
Section 7.10(a) without the concurrence of such Grantors and execute and deliver such instruments and agreements on behalf of such Grantors. Each of the Grantors hereby appoints the Administrative Agent as its agent and attorney to act for it under the foregoing provisions of this Section 7.10(a) in either of such contingencies.

              (b) Every separate administrative agent and every co-administrative agent, other than any successor Administrative Agent appointed pursuant to Section 7.7, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

              (i) all rights, powers, duties and obligations conferred upon the Administrative Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Administrative Agent or any agent appointed by the Administrative Agent;

              (ii) all rights, powers, duties and obligations conferred or imposed upon the Administrative Agent hereunder and under the relevant First Lien Documents shall be conferred or imposed and exercised or performed by the Administrative Agent and such separate administrative agent or separate administrative agents or co-administrative agent or co-administrative agents, jointly, as shall be provided in the instrument appointing such separate administrative agent or separate administrative agents or co-administrative agent or co-administrative agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Administrative Agent shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Administrative Agent which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate administrative agent or separate administrative agents or co-administrative agent or co-administrative agents;

              (iii) no power given hereby or by the relevant First Lien Documents to, or which is provided herein or therein may be exercised by, any such co-administrative agent or co-administrative agents or separate administrative agent or separate administrative agents shall be exercised hereunder or thereunder by such co-administrative agent or co-administrative agents or separate administrative agent or separate administrative agents except jointly with, or with the consent in writing of, the Administrative Agent, anything contained herein to the contrary notwithstanding;

              (iv) no administrative agent hereunder shall be personally liable by reason of any act or omission of any other administrative agent hereunder; and

              (v) the Company and the Administrative Agent, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate administrative agent or co-administrative agent and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate administrative agent or co-administrative agent, as the case may be, anything contained herein to the contrary notwithstanding. If the Company shall not have joined in the execution of any such instrument within 10 days after it receives a written request from the Administrative Agent to do so, or if an Event of Default in respect of the Secured Obligations of the Controlling Party shall have occurred and be continuing, the Administrative Agent shall have the power to accept the resignation of or remove any such separate administrative agent or co-administrative agent and to appoint a successor without the concurrence of the Company, the Company hereby appointing the Administrative Agent its agent and attorney to act for it in such connection in such contingency. If the Administrative Agent shall have appointed a separate administrative agent or separate administrative agents or co-administrative agent or co-administrative agents as above provided, the Administrative Agent may at any time, by an instrument in writing, accept the resignation of or remove any such separate administrative agent or co-administrative agent and the successor to any such separate administrative agent or co-administrative agent shall be appointed by the Company and the Administrative Agent, or by the Administrative Agent alone pursuant to this Section 7.10(b).

              (c) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Note Collateral Agent of taxes by such jurisdiction not otherwise imposed on the Note Collateral Agent, or the Note Collateral Agent shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the holders of the Note Obligations, or the Note Collateral Agent shall deem it desirable for its own protection in the performance of its duties hereunder or under any Second Lien Document, the Note Collateral Agent and each of the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Note Collateral Agent and the Grantors, either to act as co-collateral agent or co-collateral agents of all or any of the Collateral under any of the Second Lien Documents, jointly with the Note Collateral Agent originally named herein or therein or any successor Note Collateral Agent, or to act as separate collateral agent or collateral agents of any of the Collateral. If any of the Grantors shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Note Collateral Agent to do so, or if an Event of Default in respect of the Secured Obligations of the Controlling Party shall have occurred and be continuing, the Note Collateral Agent may act under the foregoing provisions of this Section 7.10(c) without the concurrence of such Grantors and execute and deliver such instruments and agreements on behalf of such Grantors. Each of the Grantors hereby appoints the Note Collateral Agent as its agent and attorney to act for it under the foregoing provisions of this
Section 7.10(c) in either of such contingencies.

              (d) Every separate collateral agent and every co-collateral agent, other than any successor Note Collateral Agent appointed pursuant to
Section 7.7, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

              (i) all rights, powers, duties and obligations conferred upon the Note Collateral Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Note Collateral Agent or any agent appointed by the Note Collateral Agent;

              (ii) all rights, powers, duties and obligations conferred or imposed upon the Note Collateral Agent hereunder and under the relevant Second Lien Documents shall be conferred or imposed and exercised or performed by the Note Collateral Agent and such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, jointly, as shall be provided in the instrument appointing such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Note Collateral Agent shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Note Collateral Agent which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents;

              (iii) no power given hereby or by the relevant Second Lien Documents to, or which is provided herein or therein may be exercised by, any such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents shall be exercised hereunder or thereunder by such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents except jointly with, or with the consent in writing of, the Note Collateral Agent, anything contained herein to the contrary notwithstanding;

              (iv) no collateral agent hereunder shall be personally liable by reason of any act or omission of any other collateral agent hereunder; and

              (v) the Company and the Note Collateral Agent, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate collateral agent or co-collateral agent and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate collateral agent or co-collateral agent, as the case may be, anything contained herein to the contrary notwithstanding. If the Company shall not have joined in the execution of any such instrument within 10 days after it receives a written request from the Note Collateral Agent to do so, or if an Event of Default in respect of the Secured Obligations of the Controlling Party shall have occurred and be continuing, the Note Collateral Agent shall have the power to accept the resignation of or remove any such separate collateral agent or co-collateral agent and to appoint a successor without the concurrence of the Company, the Company hereby appointing the Note Collateral Agent its agent and attorney to act for it in such connection in such contingency. If the Note Collateral Agent shall have appointed a separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents as above provided, the Note Collateral Agent may at any time, by an instrument in writing, accept the resignation of or remove any such separate collateral agent or co-collateral agent and the successor to any such separate collateral agent or co-collateral agent shall be appointed by the Company and the Note Collateral Agent, or by the Note Collateral Agent alone pursuant to this Section 7.10(d).

      7.11 Treatment of Payee or Indorsee by Administrative Agent; Representatives of Holders of Secured Obligations. (a) The Administrative Agent may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture evidencing a Secured Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

              (b) If requested by the Administrative Agent, any Person (other than the Bank Agent (in the case of the Credit Agreement Obligations) and the Trustee (in the case of the Note Obligations)) which shall be designated as the duly authorized representative of one or more holders of Secured Obligations to act as such in connection with any matters pertaining to this Agreement or the Collateral shall present to the Administrative Agent such documents, including, without limitation, opinions of counsel, as the Administrative Agent may reasonably require, in order to demonstrate to the Administrative Agent the authority of such Person to act as the representative of such holders (it being understood that the holders of Credit Agreement Obligations are represented hereunder by the Bank Agent and that the holders of the Note Obligations are represented hereunder by the Trustee). The authority of the Bank Agent and the

Trustee shall be demonstrated by their inclusion as such in the lists from time to time delivered pursuant to Section 6.2.

      8. AMENDMENTS, RELEASES AND OTHER ACTIONS.

         8.1 Directions and Consents by Controlling Party. (a) At the direction of the Controlling Party, the Administrative Agent shall, or with the consent of the Controlling Party, the Administrative Agent may, in either case without the consent of or notice to any other holders of Bank Obligations and subject to Sections 5.2(d), 8.4 and 10.3, consent to any amendments, modifications or supplements to, or waivers of, or releases of any or all of the collateral security granted under this Agreement or the other First Lien Documents, conduct any proceeding hereunder or thereunder, exercise any remedy available to the Administrative Agent hereunder or thereunder or exercise any right or power conferred upon the Administrative Agent hereunder or thereunder which is for the benefit of the holders of the Secured Obligations; provided, however, that (i) no such direction of the Controlling Party shall modify any provision which is intended to benefit the Administrative Agent without the prior written consent of the Administrative Agent, (ii) the Administrative Agent shall have the right to decline to follow any such direction of the Controlling Party if the Administrative Agent, being advised by counsel, determines that such action is not permitted by the terms of this Agreement, the Credit Agreement or any of the other Bank Obligation Documents or may not lawfully be taken (provided, however, that if the Administrative Agent has declined to follow any direction of the Controlling Party in reliance upon this clause (ii) and a holder of Secured Obligations that is represented by such Controlling Party has provided the Administrative Agent with written notice that it is willing to take such action, then the Administrative Agent shall resign from its capacity as Administrative Agent to the extent that such other holder is to be appointed Administrative Agent in accordance with the terms hereof and of the Credit Agreement), and (iii) the Administrative Agent may take any action deemed proper by the Administrative Agent which is not inconsistent with such direction of the Controlling Party. The Administrative Agent may rely on any direction or consent given to it by the Controlling Party and shall be fully protected, and shall under no circumstances be liable to any Grantor, any holder of Secured Obligations or any other Person, for taking or refraining from taking action in accordance with the directions of, or in reliance upon the consent of, the Controlling Party. The Administrative Agent shall not be under any obligation to exercise any of the rights or powers vested in it under or pursuant to this Agreement or any of the other First Lien Documents unless it shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

         (b) At the direction of the Controlling Party, the Note Collateral Agent shall, or with the consent of the Controlling Party, the Note Collateral Agent may, in either case without the consent of or notice to any other holders of Note Obligations and subject to Sections 5.2(d), 8.5 and 10.3, consent to any amendments, modifications or supplements to, or waivers of, or releases of any or all of the collateral security granted under this Agreement or the other Second Lien Documents, conduct any proceeding hereunder or thereunder, exercise any remedy available to the Note Collateral Agent hereunder or thereunder or exercise any right or power conferred upon the Note Collateral Agent hereunder or thereunder which is for the benefit of the holders of the Note Obligations; provided, however, that (i) no such direction of the Controlling Party shall modify any provision which is intended to benefit the Note Collateral Agent without the prior written consent of the Note Collateral Agent, (ii) the Note Collateral Agent shall have the right to decline to follow any such direction of the Controlling Party if the Note Collateral Agent, being advised by counsel, determines that such action is not permitted by the terms of this Agreement, the Indenture or any of the other Note Obligation Documents or may not lawfully be taken (provided, however, that if the Note Collateral Agent has declined to follow any direction of the Controlling Party in reliance upon this clause (ii) and a holder of Secured Obligations that is represented by such Controlling Party has provided the Note Collateral Agent with written notice that it is willing to take such action, then the Note Collateral Agent shall resign from its capacity as Note Collateral Agent to the extent that such other holder is to be appointed Note Collateral Agent in accordance with the terms hereof and of the Indenture), (iii) the Note Collateral Agent may take any action deemed proper by the Note Collateral Agent which is not inconsistent with such direction of the Controlling Party and (iv) if at any time the Controlling Party is a Person specified in clause (a)(i) or (b)(i) of the definition thereof, such Controlling Party shall not have any right to direct the Note Collateral Agent to release any Collateral from the lien of the Second Lien Documents, or to effect an amendment, waiver or consent to the Second Lien Documents that would have the effect of removing assets from the Second Collateral Estate, except to the extent provided in Section 8.5. The Note Collateral Agent may rely on any direction or consent given to it by the Controlling Party and shall be fully protected, and shall under no circumstances be liable to any Grantor, any holder of Secured Obligations or any other Person, for taking or refraining from taking action in accordance with the directions of, or in reliance upon the consent of, the Controlling Party. The Note Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it under or pursuant to this Agreement or any of the other Second Lien Documents unless it shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

         8.2 No Individual Action, etc. No holder of any Secured Obligations and no other Person may require the Administrative Agent or the Note Collateral Agent to take or refrain from taking any action hereunder or under any of the other Collateral Documents or with respect to any of the collateral security granted hereunder or thereunder except as and to the extent expressly set forth hereunder or thereunder.

         8.3 Condition on Duty to Act. In acting or refraining from acting with respect to any matter hereunder or under any of the other Collateral Documents (including, without limitation, consenting to any amendments, modifications or supplements to, or waivers of, or releases of any collateral security granted under, this Agreement or any of the other Collateral Documents), (i) the Bank Agent shall be subject to the terms and conditions of the Credit Agreement (including subsections 14.1 and 14.2 thereof (or any comparable provisions in any successor or replacement Credit Agreement)) and
(ii) the Trustee shall be subject to the terms and conditions of the Indenture (including Article IX thereof (or any comparable provisions in any successor or replacement Indenture).

         8.4 Release of First Liens on Collateral. Notwithstanding the provisions of Section 8.1(a) hereof, the Administrative Agent is authorized to and it shall, at the request and expense of the Company and without the consent of or notice to the Controlling Party or any holders of Secured Obligations, release any Collateral from any of the liens created by any of the First Lien Documents (a) to the extent necessary to effect any sale, transfer or other disposition of such

Collateral that is permitted in accordance with the terms of the Credit Agreement, (b) to the extent necessary to release from such liens all of the assets of a Subsidiary of the Company all of the stock of which is being released from such liens pursuant to clause (a), or (c) to the extent otherwise contemplated or permitted by subsection 14.1 or 14.2 of the Credit Agreement (or any comparable provision of any successor or replacement Credit Agreement).

         8.5 Release of Second Liens on Collateral. (a) Notwithstanding the provisions of Section 8.1(b) hereof, the Note Collateral Agent is authorized to and it shall, at the request and expense of the Company and without the consent of or notice to the Controlling Party or any holders of Secured Obligations, release any Collateral from any of the liens created by any of the Second Lien Documents under any of the following circumstances:

              (i) if the release is necessary to effect any sale, transfer or other disposition of such Collateral in a transaction that does not violate Section 4.07 of the Indenture (or any comparable provision of any successor or replacement Indenture), or

              (ii) if the Company mails written notice of the proposed release to the Trustee and the Indenture Noteholders and either (x) the Company does not receive within 20 Business Days (as defined in the Indenture) after such mailing written objections to such release from Indenture Noteholders holding at least 25% of the aggregate Principal Amount of outstanding Notes as of the record date specified in such notice, or (y) Indenture Noteholders holding at least 66-2/3% of the aggregate Principal Amount of then outstanding Notes consent to such release in accordance with Article IX of the Indenture (or any comparable provision of any successor or replacement Indenture), or

              (iii) if, after giving effect to the release, the aggregate fair value of the Collateral released from the liens of the Second Lien Documents pursuant to this clause (iii) as of the date of release would not exceed $5,000,000 in any calendar year (subject to a cumulative carryover for any amount not used in any prior calendar year), provided that this clause (iii) shall not be available for the release of any Collateral that is at the time subject to the liens of any of the First Lien Documents unless the Controlling Party consents to the release of such Collateral from such liens as well, or

              (iv) if the Company grants to the Note Collateral Agent, for the benefit of the holders of the Note Obligations, a security interest in substitute additional collateral having a fair value (as determined in accordance with Section 8.5(e)) at least equal to the fair value (as determined in accordance with Section 8.5(e)) of the Collateral released from the liens of the Second Lien Documents pursuant to this clause (iv) as of the date of release (which additional collateral shall also be subject to the liens created by the First Lien Documents (unless the First Lien Termination Date shall have occurred)), provided that this clause (iv) shall not be available for the release of any Collateral that is at the time subject to the liens of any of the First Lien Documents unless the Controlling Party consents to the release of such Collateral from such liens as well, or

              (v) if the Collateral to be released consists of the assets of a Subsidiary of the Company all of the stock of which is being released pursuant to any other provision of this Section 8.5(a), provided that
      (x) in the case of a release of the stock of a Subsidiary pursuant to clause (ii) above, the assets of the Subsidiary may not be released pursuant to this clause (v) unless the notice mailed pursuant to clause (ii) states that all the assets of the Subsidiary will also be released, and (y) in the case of a release of the stock of a Subsidiary pursuant to clause (iv) above, the assets of the Subsidiary may not be released pursuant to this clause (v) unless the substitute additional collateral provided pursuant to clause (iv) has a fair value (as determined in accordance with Section 8.5(e)) at least equal to the fair value (without duplication and as determined in accordance with Section 8.5(e)) of both the stock and assets of that Subsidiary, or

              (vi) if the release relates solely to assets, property or business being acquired or constructed after November 26, 2001 and is to enable all or part of the purchase price of, or Capitalized Lease Obligations (as defined in the Indenture or, in the case of any successor or replacement Indenture, the meaning assigned to such term or any other defined term having a similar purpose) with respect to, such assets, property or business to be secured by a lien that is permitted by Section 4.04(a)(3) of the Indenture (or any comparable provision of any successor or replacement Indenture), provided that this clause (vi) shall not be available for the release of any Collateral that is at the time subject to the liens of any of the First Lien Documents unless the Controlling Party consents to the release of such Collateral from such liens as well, or

              (vii) if the release relates to property or assets that the Company or a Subsidiary of the Company does not own and the sole purpose of the release is to disclaim their ownership thereof, provided that this clause (vii) shall not be available prior to the First Lien Termination Date unless the Administrative Agent provides a similar release of such property or assets.

              (b) Under the circumstances described in Sections 8.1(b) and 8.5(a) above with respect to any release of Collateral, the liens on such Collateral created pursuant to the Second Lien Documents shall be released upon the satisfaction of the applicable conditions set forth in such Sections without any further action on the part of the Note Collateral Agent, the Trustee or any holder of Note Obligations, and the Note Collateral Agent shall execute or cause to be executed such release documents and instruments and shall take such further actions as the Company or the Controlling Party shall request to evidence such release, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release.

              (c) With respect to any releases of Collateral from the liens of the Second Lien Documents under clauses (i), (iii), (iv), (v), (vi) or (vii) of Section 8.5(a) above (collectively, the "Automatic Release Provisions") at any time on or prior to the First Lien Termination Date, the Note Collateral Agent, for itself and on behalf of each holder of Note Obligations, hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Note Collateral Agent or such holder and in the name of the Note Collateral Agent or such holder or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of the Automatic Release Provisions, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Automatic Release Provisions, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release.

              (d) In addition to the rights specified in this Section 8.5, the Administrative Agent shall have the rights set forth in Section 5.2(d) to release Collateral from the liens created by the Second Lien Documents upon exercise of remedies by the Administrative Agent under the Collateral Documents.

              (e) For purposes of this Section 8.5, the fair value of any assets shall be as determined in good faith by the Board of Directors (as defined in the Indenture) of the Company (as evidenced by a resolution of such Board) and, if such assets have a fair value in excess of $10,000,000 as determined by such Board, such determination shall be confirmed in a written report by an independent appraiser.

      9.  NOTICES.

         9.1 Manner and Method of Giving Notices. All notices and other communications hereunder shall be in writing and shall be delivered and addressed (a) if to a Borrower, at the address set forth in the Credit Agreement, or at such other address as such Borrower shall have designated to the Administrative Agent by notice in writing, (b) if to a Grantor, at the address of such Grantor set forth in the Collateral Documents, or at such other address as such Grantor shall have designated to the Administrative Agent by notice in writing, (c) if to the Administrative Agent at One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention:
[_______________], Telephone: (212) [________], Telecopy: (212) [_________],
or at such other address as the Administrative Agent shall have designated to the Company by notice in writing, (d) if to the Bank Agent at the address set forth in the Credit Agreement, or at such other address as the Bank Agent shall have designated to the Company and the Administrative Agent by notice in writing, (e) if to Lender, at the address of such Lender set forth in the Credit Agreement (or a schedule thereto) or at such other address as such Lender shall have designated to the Company and the Administrative Agent by notice in writing, (f) if to any holders of Bank Obligations (other than Credit Agreement Obligations), at the address of such holder set forth in the records of the Company or at such other address as such holder shall have designated to the Company and the Administrative Agent by notice in writing,
(g) if to the Trustee, at the address set forth in the Indenture, or at such other address as the Trustee shall have designated to the Company and the Administrative Agent by notice in writing, (h) if to the Note Collateral Agent at the address set forth in the Second Lien Documents, or at such other address as the Note Collateral Agent shall have designated to the Company and the Administrative Agent by notice in writing, or (i) if to any holder of Note Obligations, at the address of such holder set forth in the records of the Company or at such other address as such holder shall have designated to the Company and the Administrative Agent by notice in writing.

         9.2 Copies of Notices to be Sent by Agents. Each of the Administrative Agent and the Note Collateral Agent shall deliver to the Company, promptly upon receipt thereof, duplicates or copies of all notices, requests and other instruments received by it under or pursuant to this Agreement to the extent that the same shall not have been furnished pursuant thereto to the Company.

      10.  MISCELLANEOUS.

         10.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall inure to the benefit of each holder of Secured Obligations and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement.

         10.2 No Waivers. No failure on the part of the Administrative Agent, any co-administrative agent, any separate administrative agent, the Note Collateral Agent, any co-collateral agent, any separate collateral agent or any other holder of Secured Obligations to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any Collateral Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         10.3 Amendments, Supplements, Waivers and Consents. (a) With the written consent of the Controlling Party (but without the consent of any other holder of Secured Obligations), the Grantors and the Administrative Agent may, from time to time, enter into amendments or other written agreements supplemental to any First Lien Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Document or changing in any manner the rights of the Administrative Agent, the holders of the Bank Obligations or the Grantors thereunder.

              (b) Any amendment or waiver of, or any consent under, any provision of any First Lien Document made pursuant to Section 10.3(a) (except to the extent that such amendment, waiver or consent, would have the effect of removing assets from the Second Collateral Estate) shall apply automatically to the comparable provision of the Comparable Second Lien Document without the consent of or notice to the Controlling Party or any holders of Secured Obligations and without any action by any Grantor or the Note Collateral Agent; provided that the Company has delivered to the Note Collateral Agent an Officers' Certificate, substantially in the form of Exhibit A hereto, stating that such amendment, waiver or consent does not have the effect of removing assets from the Second Collateral Estate. The Company shall promptly notify the Trustee of any amendment or waiver of, or any consent under, any provision of any First Lien Document that applies automatically to the comparable provision of the Comparable Second Lien Document, which notice shall include a copy of such amendment, waiver or consent, as applicable, provided that the failure to give such notice shall not affect the validity of such amendment or waiver of, or consent under, either the First Lien Documents or the Second Lien Documents.

              (c) In addition to any amendment, waiver or consent provided for in Section 10.3(b), to the extent permitted by Section 4.11 of the Indenture or Article IX of the Indenture (or, in each case, any comparable provision of any successor or replacement Indenture), the Grantors and the Note Collateral Agent may (without the consent of any other holder of Secured Obligations), from time to time, enter into amendments or other written agreements supplemental to any Second Lien Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Second Lien Document or changing in any manner the rights of the Note Collateral Agent, the holders of the Note Obligations or the Grantors thereunder.

              (d) With the written consent of the Bank Agent (on behalf of the holders of any Credit Agreement Obligations) and the Trustee (on behalf of the holders of any Indenture Obligations), but without the consent of any other holder of Secured Obligations, the Grantors, the Administrative Agent and the Note Collateral Agent may, from time to time, enter into amendments or other written agreements supplemental hereto for the purpose of adding to, or deleting from, or waiving or consenting to any departure from any provisions of, this Agreement or changing in any manner the rights of the parties hereto, the other holders of the Secured Obligations or the Grantors hereunder (collectively, "amendments"), except as follows: (i) amendments of the type referred to in Section 4.2(e)(i) may be made with the consents referred to therein but without any other consents and without any action by the Note Collateral Agent; (ii) amendments of the type referred to in Section 4.2(e)(ii) may be made with the consents referred to therein but without any other consents and without any action by the Administrative Agent; (iii) amendments which affect only the First Lien Documents or the liens created thereby may be made with the consent of the Bank Agent (on behalf of the holders of any Credit Agreement Obligations) but without any other consents and without any action by the Note Collateral Agent; and (iv) amendments which affect only the Second Lien Documents or the liens created thereby may be made with the consent of the Trustee (on behalf of the holders of any Indenture Obligations) but without any other consents and without any action by the Administrative Agent.

              (e) In addition, if the Bank Agent (if the Credit Agreement is in effect) shall advise the Administrative Agent in writing that the Required Lenders have agreed with the Company, or if the Company (if no Credit Agreement is in effect) shall advise the Administrative Agent in writing, that a supplemental agreement would be necessary or appropriate to facilitate having additional indebtedness, liabilities or obligations of the Company permitted by Section 4.2(e)(iii) to be secured by all or any portion of the Collateral and specifying whether such indebtedness, liabilities or obligations are to be treated as Credit Agreement Obligations, Eligible Obligations, Other Second Lien Obligations or otherwise hereunder and the Company certifies that the Credit Agreement and the Indenture will not be violated thereby, the Administrative Agent and the Note Collateral Agent shall, if such additional indebtedness, liabilities or obligation is then permitted by the Indenture to be secured by the Collateral, enter into such supplemental agreements with the Grantors as shall be reasonably requested by the Company to effect such agreement (which supplemental agreement may be in the form of an amendment and restatement of this Agreement). Any waiver, amendment, modification or supplemental agreement entered into pursuant to this Section 10.3 shall be binding upon the Grantors, the Administrative Agent, the Note Collateral Agent, the other parties hereto and the holders of the Secured Obligations and their respective successors.

              (f) If at any time after the occurrence of the First Lien Termination Date there shall exist Other Second Lien Obligations, the Note Collateral Agent shall have the right to require this Agreement to be amended or supplemented so as to afford to the Note Collateral Agent all of the rights and protections vis a vis the holders of the Other Second Lien Obligations that this Agreement affords to the Administrative Agent vis a vis the holders of the Note Obligations.

              (g) In connection with any request or application by the Company to the Note Collateral Agent to take or refrain from taking any action under this Agreement, the Company agrees that, if the Trust Indenture Act would require the delivery of an Officers' Certificate and an opinion of counsel in connection therewith (if the Indenture were qualified thereunder and treating the Note Collateral Agent as if it were acting as a subagent of the Trustee), the Company shall furnish to the Note Collateral Agent:

              (i) an Officers' Certificate in form and substance reasonably satisfactory to the Note Collateral Agent stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with; and

              (ii) an opinion of counsel in form and substance reasonably satisfactory to the Note Collateral Agent stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

              (h) Each certificate or opinion with respect to compliance with a covenant or condition provided for in Section 10.3(g) shall include:

              (i) a statement that the individual making such certificate or opinion has read such covenant or condition;

              (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (iii) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (iv) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

         10.4 Headings. The table of contents and the headings of Sections have been included herein and in the Collateral Documents for convenience only and should not be considered in interpreting this Agreement or the Collateral Documents.

         10.5 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.6 Termination. (a) Notwithstanding the provisions of Section 8.1, this Agreement and all of the other Collateral Documents and all obligations of the Administrative Agent, the Bank Agent, the Trustee and the Note Collateral Agent hereunder and thereunder shall terminate on the Termination Date without delivery of any instrument or performance of any act by any party, including, without limitation, the consent of or notice to any holders of any Secured Obligations. Upon termination of this Agreement, (a) all collateral security granted under the

Bank Obligation Documents and the Note Obligation Documents shall be released,
(b) the Administrative Agent shall, at the sole expense of the Company, deliver to the Company the Collateral pledged to the Administrative Agent under the First Lien Documents, (c) the Note Collateral Agent shall, at the sole expense of the Company, deliver to the Company the Collateral pledged to the Note Collateral Agent under the Second Lien Documents and (d) each of the Administrative Agent and the Note Collateral Agent shall, at the sole expense of the Company, take such further actions as may be necessary to effect the foregoing releases.

              (b) Notwithstanding the provisions of Section 8.1, (i) all of the First Lien Documents and all obligations of the Administrative Agent (except those which become the obligations of the Note Collateral Agent pursuant to Section 5.2(e)) and the Bank Agent hereunder and thereunder shall terminate on the First Lien Termination Date and (ii) all of the Second Lien Documents and all obligations of the Note Collateral Agent and the Trustee hereunder and thereunder shall terminate on the Second Lien Termination Date.

         10.7 No Effect on Terms of Credit Agreement or Indenture. Nothing contained in this Agreement shall in any manner affect the rights or obligations of the Administrative Agent set forth in Section 13 of the Credit Agreement, all of the terms of which Section 13 shall be deemed to be incorporated by reference in this Agreement as if set forth in full herein. Nothing contained in this Agreement shall in any manner affect the rights or obligations of the Note Collateral Agent set forth in Article VII of the Indenture, all of the terms of which Article VII shall be deemed to be incorporated by reference in this Agreement as if set forth in full herein.

         10.8 Successors and Assigns. (a) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the holders of Secured Obligations and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.

              (b) Upon a successor Bank Agent becoming the Bank Agent under the Credit Agreement, such successor Bank Agent automatically shall become the Administrative Agent hereunder with all the rights and powers of the Administrative Agent hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.

         10.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which when taken together shall constitute one and the same instrument.

         10.10 GOVERNING LAW. THE PROVISIONS OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                         REVLON CONSUMER PRODUCTS CORPORATION


                                         By: /s/ Michael T. Sheehan
                                             ---------------------------------
                                             Title: Vice President


                                         JPMORGAN CHASE BANK, as Bank Agent


                                         By: /s/ Neil R. Boyle
                                             ---------------------------------
                                             Title:  Managing Director


                                         JPMORGAN CHASE BANK, as Administrative
                                            Agent


                                         By: /s/ Neil R. Boyle
                                             -----------------------------------
                                             Title:  Managing Director


                                         WILMINGTON TRUST COMPANY, as
                                            Trustee


                                         By: /s/ James P. Lawler
                                             -----------------------------------
                                             Title: Vice President


                                         WILMINGTON TRUST COMPANY, as
                                           Note Collateral Agent


                                        By: /s/ James P. Lawler
                                            ------------------------------------
                                            Title: Vice President

                          ACKNOWLEDGEMENT AND CONSENT

         Each Grantor has agreed to be bound by the terms of the Collateral Agency Agreement and, without limiting the generality of the foregoing, has expressly agreed that all obligations and liabilities of a Grantor thereunder apply to such Grantor with the same force and effect as if such Grantor were a signatory thereto.

         IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgement and Consent to be duly executed and delivered as of the date first above written.

                              REVLON, INC.


                              By: /s/ Robert K. Kretzman
                                  -----------------------------------------
                              Name:  Robert Kretzman
                              Title: Senior Vice President, General Counsel
                                     & Secretary


                              ALMAY, INC.
                              CARRINGTON PARFUMS LTD.
                              CHARLES OF THE RITZ GROUP LTD.
                              CHARLES REVSON, INC.
                              COSMETICS & MORE INC.
                              NORTH AMERICA REVSALE INC.
                              PACIFIC FINANCE & DEVELOPMENT CORP.
                              PPI TWO CORPORATION
                              PRESTIGE FRAGRANCES, LTD.
                              REVLON CONSUMER CORP.
                              REVLON GOVERNMENT SALES, INC.
                              REVLON INTERNATIONAL CORPORATION
                              REVLON PRODUCTS CORP.
                              RIROS CORPORATION
                              RIROS GROUP INC.
                              RIT INC.


                              By: /s/ Robert K. Kretzman
                                  ------------------------------------------
                              Name:  Robert Kretzman
                              Title: Vice President & Secretary

                              REVLON REAL ESTATE CORPORATION


                              By: /s/ Robert K. Kretzman
                                  ------------------------------------------
                              Name:  Robert Kretzman
                              Title: President & Secretary

                                                                       Exhibit A


                     REVLON CONSUMER PRODUCTS CORPORATION

                       Officers' Certificate Pursuant to
              Section 10.3(b) of the Collateral Agency Agreement
              --------------------------------------------------

         This certificate is being delivered pursuant to Section 10.3(b) of the Amended and Restated Collateral Agency Agreement dated as of May 30, 1997 and further amended and restated as of November 30, 2001 (the "Collateral Agency Agreement"), among Revlon Consumer Products Corporation (the "Company"), JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent") and as Bank Agent, and Wilmington Trust Company, as Note Collateral Agent (the "Note Collateral Agent") and as Trustee.

         Pursuant to the Collateral Agency Agreement, the Company hereby certifies that (capitalized terms used herein but not defined herein having the meanings given such terms in the Collateral Agency Agreement):

         1. Attached hereto is a copy of an amendment or waiver of, or consent under, certain provisions of the First Lien Document referred to therein.

         2. The Second Lien Document that relates to such First Lien Document in respect of the same Collateral and the same Grantor is the _______________ Agreement dated as of ___________ made by ________________ in favor of the Note Collateral Agent (the "Comparable Second Lien Document").

         3. Pursuant to Section 10.3(b) of the Collateral Agency Agreement and as a result of the certification set forth in paragraph 4 below, the amendment, waiver or consent referred to above applies automatically to the comparable provision of the Comparable Second Lien Document without the consent of or notice to the Controlling Party or any holders of Secured Obligations and without any other action by any Grantor or the Note Collateral Agent.

         4. The Company hereby certifies that the application of such amendment, waiver or consent to the Comparable Second Lien Document does not have the effect of removing assets from the Second Collateral Estate.

              IN WITNESS WHEREOF, Revlon Consumer Products Corporation has executed this certificate as of ____________ __, 200_.

                                            REVLON CONSUMER PRODUCTS
                                            CORPORATION,

                                            by

                                                     _________________
                                                     Name:
                                                     Title:


                                            by

                                                     _________________
                                                     Name:
                                                     Title:



cc:  Wilmington Trust Company, as Trustee

Attachment:  First Lien Amendment

                                                                  Draft 11/27/01

                                                                                                                       3



                     REVLON CONSUMER PRODUCTS CORPORATION
                          COLLATERAL AGENCY AGREEMENT

                       COMPARABLE SECOND LIEN DOCUMENTS
                       --------------------------------

                           (AS OF NOVEMBER 30, 2001)




-------------------------- --------------------------------------- ---------------------------------------

                                                                                 COMPARABLE
                                       FIRST LIEN                                SECOND LIEN
        CATEGORY                        DOCUMENT                                  DOCUMENT
-------------------------- --------------------------------------- ---------------------------------------
                                     I. STOCK PLEDGES: DOMESTIC
----------------------------------------------------------------------------------------------------------
(1)  Revlon Pledge
     Agreement             Second Amended and Restated Revlon      Revlon Pledge Agreement (Note
                           Pledge Agreement, dated as of           Obligations), dated as of November
                           November 30, 2001, made by Revlon       30, 2001, made by Revlon Inc. in
                           Inc. in favor of the Administrative     favor of the Note Collateral Agent
                           Agent for holders of the Bank           for holders of the Note Obligations,
                           Obligations, pledging the stock (both   pledging the stock (both common and
                           common and preferred) of Revlon         preferred) of Revlon Consumer
                           Consumer Products Corporation.          Products Corporation.
-------------------------- --------------------------------------- ---------------------------------------





                                                                                                                             4



-------------------------- --------------------------------------- ---------------------------------------

                                                                                 COMPARABLE
                                         FIRST LIEN                              SECOND LIEN
        CATEGORY                          DOCUMENT                                DOCUMENT
-------------------------- --------------------------------------- ---------------------------------------
(2) Company Pledge         Amended and Restated Company Pledge     Company Pledge Agreement (Domestic)
     Agreement (Domestic)  Agreement (Domestic), dated as of May   (Note Obligations), dated as of
                           30, 1997, made by Revlon Consumer       November 30, 2001, made by Revlon
                           Products Corporation in favor of the    Consumer Products Corporation in
                           Administrative Agent for holders of     favor of the Note Collateral Agent
                           the Bank Obligations, as amended by     for holders of the Note Obligations,
                           the Consent and Confirmation dated as   pledging (a) the stock of Almay,
                           of November 30, 2001, pledging (a)      Inc., Carrington Parfums Ltd.,
                           the stock of Almay, Inc., Carrington    Charles Revson Inc., North America
                           Parfums Ltd., Charles Revson Inc.,      Revsale Inc., Pacific Finance &
                           North America Revsale Inc., Pacific     Development Corp., PPI Two
                           Finance & Development Corp., PPI Two    Corporation, Prestige Fragrances,
                           Corporation, Prestige Fragrances,       Ltd., Revlon Consumer Corp. (fka
                           Ltd., Revlon Consumer Corp. (fka        Inspirations Inc.), Revlon Government
                           Inspirations Inc.), Revlon Government   Sales, Inc. and Revlon International
                           Sales, Inc. and Revlon International    Corporation, (b) the stock of Revlon
                           Corporation and (b) Investment          Products Corp., (c) the stock of
                           Property, as defined therein.           Revlon Real Estate Corporation, (d)
                                                                   the stock of Charles of the Ritz
                                                                   Group, Ltd., (e) the stock of
                                                                   Cosmetics & More Inc., (f) the stock
                                                                   of RIROS Corporation and (g)
                                                                   Investment Property, as defined
                                                                   therein (the "Second Lien Company
                                                                   Pledge Agreement (Domestic)").
                           --------------------------------------- ---------------------------------------

                           Pledge and Security Agreement           See the Second Lien Company Pledge
                           (Domestic), dated as of July 24,        Agreement (Domestic).
                           1998, made by Revlon Consumer
                           Products Corporation in favor of the
                           Administrative Agent for holders of
                           the Bank Obligations, as amended by
                           the Consent and Confirmation dated as
                           of November 30, 2001, pledging (a)
                           the stock of Revlon Products Corp and
                           (b) Investment Property, as defined
                           therein.
-------------------------- --------------------------------------- ---------------------------------------





                                                                                                                          5

-------------------------- --------------------------------------- ---------------------------------------

                                                                                 COMPARABLE
                                         FIRST LIEN                              SECOND LIEN
        CATEGORY                          DOCUMENT                                DOCUMENT
-------------------------- --------------------------------------- ---------------------------------------
                           Pledge and Security Agreement           See the Second Lien Company Pledge
                           (Domestic), dated as of July 24,        Agreement (Domestic).
                           1998, made by Revlon Consumer
                           Products Corporation in favor of the
                           Administrative Agent for holders of
                           the Bank Obligations, as amended by
                           the Consent and Confirmation dated as
                           of November 30, 2001, pledging (a)
                           the stock of Revlon Real Estate
                           Corporation and (b) Investment
                           Property, as defined therein.
                           --------------------------------------- ---------------------------------------

                           Pledge and Security Agreement           See the Second Lien Company Pledge
                           (Domestic), dated as of November 26,    Agreement (Domestic).
                           2001, made by Revlon Consumer
                           Products Corporation in favor of the
                           Administrative Agent for holders of
                           the Bank Obligations, as amended by
                           the Consent and Confirmation dated as
                           of November 30, 2001, pledging (a)
                           the stock of Charles of the Ritz
                           Group, Ltd. and (b) Investment
                           Property, as defined therein.
                           --------------------------------------- ---------------------------------------

                           Pledge and Security Agreement           See the Second Lien Company Pledge
                           (Domestic), dated as of November 26,    Agreement (Domestic).
                           2001, made by Revlon Consumer
                           Products Corporation in favor of the
                           Administrative Agent for holders of
                           the Bank Obligations, as amended by
                           the Consent and Confirmation dated as
                           of November 30, 2001, pledging (a)
                           the stock of Cosmetics & More, Inc.
                           and (b) Investment Property, as defined
                           therein.
-------------------------- --------------------------------------- ---------------------------------------





                                                                                                                         6


-------------------------- --------------------------------------- ---------------------------------------

                                                                                 COMPARABLE
                                         FIRST LIEN                              SECOND LIEN
        CATEGORY                          DOCUMENT                                DOCUMENT
-------------------------- --------------------------------------- ---------------------------------------
                           Pledge and Security Agreement           See the Second Lien Company Pledge
                           (Domestic), dated as of November 26,    Agreement (Domestic).
                           2001, made by Revlon Consumer
                           Products Corporation in favor of the
                           Administrative Agent for holders of
                           the Bank Obligations, as amended by
                           the Consent and Confirmation dated as
                           of November 30, 2001, pledging (a)
                           the stock of RIROS Corporation and
                           (b) Investment Property, as defined
                           therein.
-------------------------- --------------------------------------- ---------------------------------------

(3) Subsidiary Pledge      Pledge and Security Agreement           Pledge and Security Agreement
     Agreement             (Domestic), dated as of November 26,    (Domestic) (Note Obligations), dated
     (Domestic) - RIROS    2001, made by RIROS Corporation in      as of November 30, 2001, made by
                           favor of the Administrative Agent for   RIROS Corporation in favor of the
                           holders of the Bank Obligations, as     Note Collateral Agent for holders of
                           amended by the Consent and              the Note Obligations, pledging (a)
                           Confirmation dated as of November 30,   the stock of RIROS Group Inc. and (b)
                           2001, pledging (a) the stock of RIROS   Investment Property, as defined
                           Group Inc. and (b) Investment           therein.
                           Property, as defined therein.
-------------------------- --------------------------------------- ---------------------------------------





                                                                                                                       7


-------------------------- --------------------------------------- ---------------------------------------

                                                                                 COMPARABLE
                                         FIRST LIEN                              SECOND LIEN
        CATEGORY                          DOCUMENT                                DOCUMENT
-------------------------- --------------------------------------- ---------------------------------------
(4) Subsidiary Pledge      Amended and Restated Subsidiary         Pledge and Security Agreement
     Agreement             Pledge Agreement (Domestic), dated as   (Domestic) (Note Obligations), dated
     (Domestic) - RIC      of May 30, 1997, made by Revlon         as of November 30, 2001, made by
                           International Corporation in favor of   Revlon International Corporation in
                           the Administrative Agent for holders    favor of the Note Collateral Agent
                           of the Bank Obligations, as amended     for holders of the Note Obligations,
                           by the Consent and Confirmation dated   pledging (a) the stock of RIT Inc.
                           as of November 30, 2001, pledging (a)   and (b) Investment Property, as
                           the stock of RIT Inc. and (b)           defined therein.
                           Investment Property, as defined
                           therein.
-------------------------- --------------------------------------- ---------------------------------------

(5) Subsidiary Pledge      Pledge and Security Agreement           Pledge and Security Agreement
     Agreement             (Domestic), dated as of November 26,    (Domestic) (Note Obligations), dated
     (Domestic) - PPI      2001, made by PPI Two Corporation in    as of November 30, 2001, made by PPI
                           favor of the Administrative Agent for   Two Corporation in favor of the Note
                           holders of the Bank Obligations, as     Collateral Agent for holders of the
                           amended by the Consent and              Note Obligations, pledging only
                           Confirmation dated as of November 30,   Investment Property, as defined
                           2001, pledging only Investment          therein.
                           Property, as defined therein.
-------------------------- --------------------------------------- ---------------------------------------





                                                                                                                      8



----------------------------------------------------------------------------------------------------------

                              II. STOCK PLEDGES: INTERNATIONAL
-------------------------- --------------------------------------- ---------------------------------------

(1) Company Pledge         Amended and Restated Company Pledge     Company Pledge Agreement
     Agreement             Agreement (International), dated as     (International) (Note Obligations),
     (International)       of May 30, 1997, made by Revlon         dated as of November 30, 2001, made
                           Consumer Products Corporation in        by Revlon Consumer Products
                           favor of the Administrative Agent for   Corporation in favor of the Note
                           holders of the Bank Obligations, as     Collateral Agent for holders of the
                           amended by the Consent and              Note Obligations, pledging (a)
                           Confirmation dated as of November 30,   certain stock of Revlon Gesellschaft
                           2001, pledging (a) certain stock of     mbH (Austria), Revlon Offshore
                           Revlon Gesellschaft mbH (Austria),      Limited (Bermuda), Almay Cosmetics
                           Revlon Offshore Limited (Bermuda),      Ltd. (Canada), RGI Limited (Cayman
                           Almay Cosmetics Ltd. (Canada), RGI      Islands), Deutsche Revlon GmbH
                           Limited (Cayman Islands), Deutsche      (Germany), Revlon Chile S.A. (Chile),
                           Revlon GmbH (Germany), Revlon Chile     Revlon Group Limited (United
                           S.A. (Chile), Revlon Group Limited      Kingdom), RGI Beauty Products (Pty.)
                           (United Kingdom), RGI Beauty Products   Limited (South Africa) and (b)
                           (Pty.) Limited (South Africa),          Investment Property, as defined
                           Madison (Services) Pty. Limited         therein, but excluding Madison
                           (Australia) and (b) Investment          (Services) Pty. Limited (Australia).
                           Property, as defined therein.
-------------------------- --------------------------------------- ---------------------------------------



                                                                                                                        9

-------------------------- --------------------------------------- ---------------------------------------

(2) Subsidiary Pledge      Amended and Restated Subsidiary         Subsidiary Pledge Agreement
     Agreement             Pledge Agreement (International),       (International) (Note Obligations),
     (International) -     dated as of May 30, 1997, made by       dated as of November 30, 2001, made
     RIC                   Revlon International Corporation in     by Revlon International Corporation
                           favor of the Administrative Agent for   in favor of the Note Collateral Agent
                           holders of the Bank Obligations, as     for holders of the Note Obligations,
                           amended by the Consent and              pledging (a) certain stock of Revlon
                           Confirmation dated as of November 30,   New Zealand Limited (New Zealand),
                           2001, pledging (a) certain stock of     Revlon (Hong Kong) Limited (Hong
                           Revlon New Zealand Limited (New         Kong), R.O.C. Holding C.A.
                           Zealand), Revlon (Hong Kong) Limited    (Venezuela), Revlon B.V. (The
                           (Hong Kong), R.O.C. Holding C.A.        Netherlands), Revlon (Puerto Rico)
                           (Venezuela), Revlon B.V. (The           Inc., (Puerto Rico), Revlon, S.A.
                           Netherlands), Revlon (Puerto Rico)      (Mexico), Revlon Gesellschaft mbH
                           Inc., (Puerto Rico), Revlon, S.A.       (Austria), Revlon Manufacturing Ltd.
                           (Mexico), Revlon Gesellschaft mbH       (Bermuda), Revlon Canada Inc.
                           (Austria), Revlon Manufacturing Ltd.    (Canada), Europeenne de Produits de
                           (Bermuda), Revlon Canada Inc.           Beaute (France), Deutsche Revlon GmbH
                           (Canada), Europeenne de Produits de     (Germany), Almay Japan Kabushiki
                           Beaute (France), Deutsche Revlon GmbH   Kaisha (Japan), Revlon K.K. (Japan),
                           (Germany), Almay Japan Kabushiki        Revlon (Suisse) S.A. (Switzerland),
                           Kaisha (Japan), Revlon K.K. (Japan),    Revlon Maritius Ltd. (Mauritius),
                           Revlon (Suisse) S.A. (Switzerland),     Revlon China Holdings Limited (Cayman
                           Revlon (Aust.) Services Pty. Ltd        Islands), Revlon Chile S.A. (Chile),
                           (Australia), Revlon Maritius Ltd.       (b) the stock of New Revlon
                           (Mauritius), Revlon China Holdings      Argentina, S.A., and Revlon Ireland
                           Limited (Cayman Islands), Revlon        Limited and (c) Investment Property,
                           Chile S.A. (Chile) and (b) Investment   as defined therein, but excluding
                           Property, as defined therein.           Revlon (Aust.) Services Pty. Ltd
                                                                   (Australia) (the "Second Lien RIC
                                                                   Pledge Agreement (International)").
-------------------------- --------------------------------------- ---------------------------------------





                                                                                                                        10


-------------------------- --------------------------------------- ---------------------------------------
                           Subsidiary Pledge Agreement             See the Second Lien RIC Pledge
                           (International), dated as of November   Agreement (International).
                           26, 2001, made by Revlon
                           International Corporation  in favor
                           of the Administrative Agent for
                           holders of the Bank Obligations, as
                           amended by the Consent and
                           Confirmation dated as of November 30,
                           2001, pledging (a) the stock of New
                           Revlon Argentina, S.A., and Revlon
                           Ireland Limited and (b) Investment
                           Property, as defined therein.
-------------------------- --------------------------------------- ---------------------------------------

(3) Subsidiary Pledge      Amended and Restated Subsidiary         Subsidiary Pledge Agreement
     Agreement             Pledge Agreement (International),       (International) (Note Obligations),
     (International) -     dated as of May 30, 1997, made by PPI   dated as of November 30, 2001, made
     PPI                   Two Corporation  in favor of the        by PPI Two Corporation in favor of
                           Administrative Agent for holders of     the Note Collateral Agent for holders
                           the Bank Obligations, as amended by     of the Note Obligations, pledging (a)
                           the Consent and Confirmation dated as   certain stock of Revlon (Cayman)
                           of November 30, 2001, pledging (a)      Limited and (b) Investment Property,
                           certain stock of Revlon (Cayman)        as defined therein.
                           Limited and (b) Investment Property,
                           as defined therein.
-------------------------- --------------------------------------- ---------------------------------------

(4) Subsidiary Pledge      Subsidiary Pledge Agreement             Subsidiary Pledge Agreement
     Agreement             (International), dated as of November   (International) (Note Obligations),
     (International) -     26, 2001, made by RIROS Corporation     dated as of November 30, 2001, made
     RIROS                 in favor of the Administrative Agent    by RIROS Corporation in favor of the
                           for holders of the Bank Obligations,    Administrative Agent for holders of
                           as amended by the Consent and           the Bank Obligations, pledging
                           Confirmation dated as of November 30,   certain Investment Property, as
                           2001, pledging certain Investment       defined therein.
                           Property, as defined therein.
-------------------------- --------------------------------------- ---------------------------------------





                                                                                                                           11



                                        III. SECURITY AGREEMENTS
-------------------------- --------------------------------------- ---------------------------------------

(1) Company Security       Amended and Restated Company Security   Company Security Agreement (Note
     Agreement             Agreement, dated as of May 30, 1997,    Obligations), dated as of November
                           made by Revlon Consumer Products        30, 2001, made by Revlon Consumer
                           Corporation in favor of the             Products Corporation, in favor of the
                           Administrative Agent for holders of     Note Collateral Agent for holders of
                           the Bank Obligations, as amended by     the Note Obligations.
                           the Consent and Confirmation dated as
                           of November 30, 2001.
-------------------------- --------------------------------------- ---------------------------------------

(2) Subsidiary Security    Amended and Restated Subsidiary         Subsidiary Security Agreement (Note
     Agreement -  Multi    Security Agreement, dated as of May     Obligations), dated as of November
                           30, 1997, made by Almay, Inc.,          30, 2001, made by (a) Almay, Inc.,
                           Carrington Parfums Ltd., Charles        Carrington Parfums Ltd., Charles
                           Revson Inc., North America Revsale      Revson Inc., North America Revsale
                           Inc., Pacific Finance & Development     Inc., Pacific Finance & Development
                           Corp., PPI Two Corporation, Prestige    Corp., PPI Two Corporation, Prestige
                           Fragrances, Ltd., Revlon Consumer       Fragrances, Ltd., Revlon Consumer
                           Corp., Revlon Government Sales, Inc.,   Corp., Revlon Government Sales, Inc.,
                           Revlon International Corporation and    Revlon International Corporation and
                           RIT Inc. in favor of the                RIT Inc., (b) Revlon Products Corp.
                           Administrative Agent for holders of     (c) Revlon Real Estate Corporation,
                           the Bank Obligations, as amended by     and (d) Charles of the Ritz Group
                           the Consent and Confirmation dated as   Ltd., RIROS Corporation, RIROS Group
                           of November 30, 2001.                   Inc. and Cosmetics & More, Inc. in
                                                                   favor of the Note Collateral Agent
                                                                   for holders of the Note Obligations
                                                                   (the "Second Lien Subsidiary Security
                                                                   Agreement").
-------------------------- --------------------------------------- ---------------------------------------

(3) Subsidiary Security    Subsidiary Security Agreement, dated    See the Second Lien Subsidiary
     Agreement - Revlon    as of July 24, 1998, made by Revlon     Security Agreement.
     Products              Products Corp. in favor of the
                           Administrative Agent for holders of
                           the Bank Obligations, as amended by
                           the Consent and Confirmation dated as
                           of November 30, 2001.
-------------------------- --------------------------------------- ---------------------------------------




                                                                                                                      12


-------------------------- --------------------------------------- ---------------------------------------

(4) Subsidiary Security    Subsidiary Security Agreement, dated    See the Second Lien Subsidiary
     Agreement - Revlon    as of July 24, 1998, made by Revlon     Security Agreement.
     Real Estate           Real Estate Corporation in favor of
                           the Administrative Agent for holders
                           of the Bank Obligations, as amended
                           by the Consent and Confirmation dated
                           as of November 30, 2001.
-------------------------- --------------------------------------- ---------------------------------------

(5) Subsidiary Security    Subsidiary Security Agreement, dated    See the Second Lien Subsidiary
     Agreement -  RIROS    as of November 26, 2001, made by        Security Agreement.
     Corporation, RIROS    RIROS Corporation, RIROS Group Inc.
     Group, and C&M        and Cosmetics & More, Inc. in favor
                           of the Administrative Agent for
                           holders of the Bank Obligations, as
                           amended by the Consent and
                           Confirmation dated as of November 30,
                           2001.
-------------------------- --------------------------------------- ---------------------------------------

(6) Subsidiary Security    Amended and Restated Subsidiary         See the Second Lien Subsidiary
     Agreement - Ritz      Security Agreement, dated as of         Security Agreement.
                           November 26, 2001 made by Charles of
                           the Ritz Group Ltd. in favor of the
                           Administrative Agent for holders of
                           the Bank Obligations, as amended by
                           the Consent and Confirmation dated as
                           of November 30, 2001.
-------------------------- --------------------------------------- ---------------------------------------




                                                                                                                  13



                             IV. SECURITY AGREEMENTS: INTELLECTUAL PROPERTY
-------------------------- --------------------------------------- ---------------------------------------

(1) Company Copyright      Company Copyright Security Agreement,   Company Copyright Security Agreement
     Security Agreement    dated as of May 30, 1997, made by       (Note Obligations), dated as of
                           Revlon Consumer Products Corporation    November 30, 2001, made by Revlon
                           in favor the Administrative Agent for   Consumer Products Corporation in
                           holders of the Bank Obligations, as     favor of the Note Collateral Agent
                           amended by the Consent and              for holders of the Note Obligations.
                           Confirmation dated as of November 30,
                           2001.
-------------------------- --------------------------------------- ---------------------------------------

(2) Company Patent         Company Patent Security Agreement,      Company Patent Security Agreement
     Security Agreement    dated as of February 28, 1995, made     (Note Obligations), dated as of
                           by Revlon Consumer Products             November 30, 2001, made by Revlon
                           Corporation in favor of the             Consumer Products Corporation in
                           Administrative Agent for holders of     favor of the Note Collateral Agent
                           the Bank Obligations, as amended by     for holders of the Note Obligations.
                           the Consent and Confirmation dated as
                           of November 30, 2001.
-------------------------- --------------------------------------- ---------------------------------------

(3) Company Trademark      Company Trademark Security Agreement,   Company Trademark Security Agreement
     Security Agreement    dated as of February 28, 1995, made     (Note Obligations), dated as of
                           by Revlon Consumer Products             November 30, 2001, made by Revlon
                           Corporation in favor of the             Consumer Products Corporation in
                           Administrative Agent for holders of     favor of the Note Collateral Agent
                           the Bank Obligations, as amended by     for holders of the Note Obligations.
                           the Consent and Confirmation dated as
                           of November 30, 2001.
-------------------------- --------------------------------------- ---------------------------------------

(4) Subsidiary Trademark   Subsidiary Trademark Security           Subsidiary Trademark Security
     Security Agreement    Agreement, dated as of February 28,     Agreement (Note Obligations), dated
     - Prestige            1995, made by Prestige Fragrances,      as of November 30, 2001, made by
                           Ltd., in favor of the Administrative    Prestige Fragrances, Ltd., in favor
                           Agent for holders of the Bank           of the Note Collateral Agent for
                           Obligations, as amended by the          holders of the Note Obligations.
                           Consent and Confirmation dated as of
                           November 30, 2001.
-------------------------- --------------------------------------- ---------------------------------------





                                                                                                                  14
-------------------------- --------------------------------------- ---------------------------------------
(5) Subsidiary Trademark   Subsidiary Trademark Security           Subsidiary Trademark Security
     Security Agreement    Agreement, dated as of February 28,     Agreement (Note Obligations), dated
     - Revson              1995, made by Charles Revson, Inc.,     as of November 30, 2001, made by
                           in favor of the Administrative Agent    Charles Revson, Inc., in favor of the
                           for holders of the Bank Obligations,    Note Collateral Agent for holders of
                           as amended by the Consent and           the Note Obligations.
                           Confirmation dated as of November 30,
                           2001.
-------------------------- --------------------------------------- ---------------------------------------

(6) Subsidiary Trademark   Amended and Restated Subsidiary         Subsidiary Trademark Security
     Security Agreement    Trademark Security Agreement, dated     Agreement (Note Obligations), dated
     - Ritz                as of November 29, 2001, made by        as of November 30, 2001, made by
                           Charles of the Ritz Group, Ltd., in     Charles of the Ritz Group, Ltd., in
                           favor of the Administrative Agent for   favor of the Note Collateral Agent
                           holders of the Bank Obligations as      for holders of the Note Obligations.
                           amended by the Consent and
                           Confirmation dated as of November 30,
                           2001.
-------------------------- --------------------------------------- ---------------------------------------




                                                                                                                   15

                                        V. REAL PROPERTY MORTGAGE
-------------------------- --------------------------------------- ---------------------------------------

(1) Real Property          Deed of Trust, Assignment of Rents      Deed of Trust, Assignment of Rents
     Mortgage              and Leases and Security Agreement,      and Leases and Security Agreement,
                           dated as of January 29, 2001, made by   dated as of November 30, 2001, made
                           Revlon Consumer Products Corporation,   by Revlon Consumer Products
                           to First American Title Insurance       Corporation, to First American Title
                           Company as Trustee, for the use and     Insurance Company, for the use and
                           benefit of The Chase Manhattan Bank,    benefit of Wilmington Trust Company,
                           in its capacity as Administrative       as the Note Collateral Agent for
                           Agent, as amended by Amendment No. 1    holders of the Note Obligations,
                           to Deed of Trust, Assignment of Rents   relating to the Oxford, North
                           and Leases and Security Agreement,      Carolina, facility.
                           dated as of November 30, 2001 by and
                           between Revlon Consumer Products
                           Corporation, First America Title
                           Insurance Company as trustee and
                           JPMorgan Chase Bank as Administrative
                           Agent, relating to the Oxford, North
                           Carolina, facility.
-------------------------- --------------------------------------- ---------------------------------------